                                                                     EXHIBIT 4.1

================================================================================

                                    INDENTURE

                                     between

                      FORD CREDIT AUTO OWNER TRUST 2007-X,
                                    as Issuer

                                       and

                              THE BANK OF NEW YORK,
                              as Indenture Trustee

                              Dated as of [__________], 2007

================================================================================

                                TABLE OF CONTENTS

ARTICLE I USAGE, DEFINITIONS AND INCORPORATION BY REFERENCE
   Section 1.1   Usage, Definitions and Incorporation by Reference.........    1
   Section 1.2   Incorporation by Reference of Trust Indenture Act.........    1

ARTICLE II THE NOTES
   Section 2.1   Form......................................................    2
   Section 2.2   Execution, Authentication and Delivery....................    2
   Section 2.3   Tax Treatment.............................................    3
   Section 2.4   Registration; Registration of Transfer and Exchange.......    3
   Section 2.5   Mutilated, Destroyed, Lost or Stolen Notes................    6
   Section 2.6   Persons Deemed Owners.....................................    7
   Section 2.7   Payment of Principal and Interest.........................    7
   Section 2.8   Cancellation..............................................    8
   Section 2.9   Release of Collateral.....................................    8
   Section 2.10  Book-Entry Notes..........................................    8
   Section 2.11  Definitive Notes..........................................    9
   Section 2.12  Authenticating Agents.....................................    9
   Section 2.13  Note Paying Agents........................................    9

ARTICLE III COVENANTS AND REPRESENTATIONS
   Section 3.1   Payment of Principal and Interest.........................   10
   Section 3.2   Maintenance of Office or Agency...........................   10
   Section 3.3   Money for Payments To Be Held in Trust....................   10
   Section 3.4   Existence.................................................   11
   Section 3.5   Protection of Collateral..................................   11
   Section 3.6   Performance of Obligations; Servicing of Receivables......   12
   Section 3.7   Negative Covenants........................................   13
   Section 3.8   Opinions as to Collateral.................................   13
   Section 3.9   Annual Statement as to Compliance.........................   14
   Section 3.10  Consolidation and Merger; Sale of Assets..................   14
   Section 3.11  Successor or Transferee...................................   15
   Section 3.12  No Other Activities.......................................   15
   Section 3.13  Further Instruments and Acts..............................   15
   Section 3.14  Restricted Payments.......................................   15
   Section 3.15  Notice of Events of Default...............................   15
   Section 3.16  Representations and Warranties of the Issuer as to
                 Security Interest.........................................   16
   Section 3.17  Audits of the Issuer......................................   16
   Section 3.18  Representations and Warranties of the Issuer..............   17
   Section 3.19  Calculation Agent.........................................   17

ARTICLE IV SATISFACTION AND DISCHARGE
   Section 4.1   Satisfaction and Discharge of Indenture...................   17

ARTICLE V REMEDIES
   Section 5.1   Events of Default.........................................   18
   Section 5.2   Acceleration of Maturity; Rescission and Annulment........   19
   Section 5.3   Collection of Indebtedness by the Indenture Trustee.......   20
   Section 5.4   Trustee May File Proofs of Claim..........................   20
   Section 5.5   Trustee May Enforce Claims Without Possession of Notes....   21
   Section 5.6   Remedies; Priorities......................................   21
   Section 5.7   Optional Preservation of the Collateral...................   22
   Section 5.8   Limitation of Suits.......................................   22
   Section 5.9   Unconditional Rights of Noteholders To Receive Principal
                 and Interest..............................................   23
   Section 5.10  Restoration of Rights and Remedies........................   23
   Section 5.11  Rights and Remedies Cumulative............................   23
   Section 5.12  Delay or Omission Not a Waiver............................   24
   Section 5.13  Control by Controlling Class of Noteholders...............   24
   Section 5.14  Waiver of Defaults and Events of Default..................   24
   Section 5.15  Undertaking for Costs.....................................   24
   Section 5.16  Waiver of Stay or Extension Laws..........................   25
   Section 5.17  Performance and Enforcement of Certain Obligations........   25

ARTICLE VI THE INDENTURE TRUSTEE
   Section 6.1   Duties of Indenture Trustee...............................   25
   Section 6.2   Rights of Indenture Trustee...............................   26
   Section 6.3   Individual Rights of Indenture Trustee....................   27
   Section 6.4   Indenture Trustee's Disclaimer............................   27
   Section 6.5   Notice of Defaults........................................   27
   Section 6.6   Reports by Indenture Trustee..............................   27
   Section 6.7   Compensation and Indemnity................................   29
   Section 6.8   Replacement of Indenture Trustee..........................   29
   Section 6.9   Successor Indenture Trustee by Merger.....................   30
   Section 6.10  Appointment of Separate Indenture Trustee or Co-Indenture
                 Trustee...................................................   31
   Section 6.11  Eligibility; Disqualification.............................   32
   Section 6.12  Preferential Collection of Claims Against Issuer..........   32
   Section 6.13  Audits of the Indenture Trustee...........................   32
   Section 6.14  Representations and Warranties of the Indenture Trustee...   33
   Section 6.15  Duty to Update Disclosure.................................   34
   Section 6.16  Establishment of Swap Collateral Accounts.................   34

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS
   Section 7.1   Names and Addresses of Noteholders........................   34
   Section 7.2   Preservation of Information; Communications to
                 Noteholders...............................................   34

   Section 7.3   Reports by Issuer.........................................   35
   Section 7.4   Reports by Indenture Trustee..............................   35

ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES
   Section 8.1   Collection of Money.......................................   35
   Section 8.2   Trust Accounts; Distributions and Disbursements...........   36
   Section 8.3   General Provisions Regarding Bank Accounts................   39
   Section 8.4   Release of Collateral.....................................   40

ARTICLE IX SUPPLEMENTAL INDENTURES
   Section 9.1   Supplemental Indentures Without Consent of Noteholders....   42
   Section 9.2   Supplemental Indentures with Consent of Noteholders.......   43
   Section 9.3   Execution of Supplemental Indentures......................   44
   Section 9.4   Effect of Supplemental Indenture..........................   44
   Section 9.5   Conformity with Trust Indenture Act.......................   44
   Section 9.6   Reference in Notes to Supplemental Indentures.............   44

ARTICLE X REDEMPTION OF NOTES
   Section 10.1  Redemption................................................   45

ARTICLE XI MISCELLANEOUS
   Section 11.1  Compliance Certificates and Opinions, etc.................   46
   Section 11.2  Form of Documents Delivered to Indenture Trustee..........   47
   Section 11.3  Acts of Noteholders.......................................   47
   Section 11.4  Notices, etc., to Indenture Trustee, Issuer and Rating
                 Agencies..................................................   48
   Section 11.5  Notices to Noteholders; Waiver............................   48
   Section 11.6  Conflict with Trust Indenture Act.........................   49
   Section 11.7  Benefits of Indenture.....................................   49
   Section 11.8  GOVERNING LAW.............................................   49
   Section 11.9  Submission to Jurisdiction................................   49
   Section 11.10 WAIVER OF JURY TRIAL......................................   49
   Section 11.11 Severability..............................................   49
   Section 11.12 Counterparts..............................................   50
   Section 11.13 Headings..................................................   50
   Section 11.14 Recording of Indenture....................................   50
   Section 11.15 Trust Obligation..........................................   50
   Section 11.16 Subordination of Claims against the Depositor.............   50
   Section 11.17 No Petition...............................................   51

EXHIBIT A-1  FORM OF CLASS A-1 NOTE....................................    A-1-1
EXHIBIT A-2a FORM OF CLASS A-2a NOTE...................................   A-2a-1
EXHIBIT A-2b FORM OF CLASS A-2b NOTE...................................   A-2b-1
EXHIBIT A-3a FORM OF CLASS A-3a NOTE...................................   A-3a-1
EXHIBIT A-3b FORM OF CLASS A-3b NOTE...................................   A-3b-1

EXHIBIT A-4a FORM OF CLASS A-4a NOTE...................................   A-4a-1
EXHIBIT A-4b FORM OF CLASS A-4b NOTE...................................   A-4b-1
EXHIBIT B    FORM OF CLASS B NOTE......................................      B-1
EXHIBIT C    FORM OF CLASS C NOTE......................................      C-1
EXHIBIT D    FORM OF CLASS D NOTE .....................................      D-1
EXHIBIT E    FORM OF INVESTMENT LETTER: CLASS D NOTES .................      E-1
SCHEDULE A   Schedule of Receivables...................................     SA-1

                            CROSS REFERENCE TABLE(1)

                                                                       Indenture
TIA Section                                                             Section
-----------                                                           ----------
310 (a)(1).........................................................         6.11
(a)(2).............................................................         6.11
(a)(3).............................................................         6.10
(a)(4).............................................................      N.A.(2)
(a)(5).............................................................         6.11
(b)................................................................    6.8; 6.11
(c)................................................................         N.A.
311 (a)............................................................         6.12
(b)................................................................         6.12
(c)................................................................         N.A.
312 (a)............................................................     7.1; 7.2
(b)................................................................          7.2
(c)................................................................          7.2
313 (a)............................................................          7.4
(b)................................................................          7.4
(c)................................................................          7.4
(d)................................................................          7.4
314 (a). ..........................................................     3.9, 7.3
(b)................................................................   3.8, 11.13
(c)(1).............................................................         11.1
(c)(2).............................................................         11.1
(c)(3).............................................................         11.1
(d)................................................................         11.1
(e)................................................................         11.1
315 (a)............................................................          6.1
(b)................................................................          6.5
(c)................................................................          6.1
(d)................................................................          6.1
(e)................................................................         5.15
316 (a)(1)(A)......................................................         5.13
(a)(1)(B)..........................................................         5.14
(a)(2).............................................................         N.A.
(b)................................................................          5.9
(c)................................................................          N.A
317 (a)(1).........................................................          5.4
(a)(2).............................................................          5.4
(b)................................................................          3.3
318 (a)............................................................         11.6

----------
(1) Note: This Cross Reference Table is not deemed, for any purpose, to be part of this Indenture.

(2)  N.A. means Not Applicable.

     INDENTURE, dated as of [__________], 2007 (this "Indenture"), between FORD CREDIT AUTO OWNER TRUST 2007-X, a Delaware statutory trust, as Issuer, and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee for the benefit of the Secured Parties.

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Secured Parties.

                                 GRANTING CLAUSE

     The Issuer Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Secured Parties, all of the Issuer's right, title and interest in, to and under, whether now owned or hereafter acquired, the Collateral.

     The foregoing Grant is made in trust to secure (a) the payment of principal of, interest on and any other amounts owing in respect of the Notes as provided in this Indenture and (b) to secure compliance by the Issuer with the provisions of this Indenture and the Interest Rate Swaps for the benefit of the Secured Parties.

     The Indenture Trustee acknowledges such Grant, accepts the trusts under this Indenture in accordance with this Indenture and agrees to perform the duties required in this Indenture to the best of its ability to protect the interests of the Secured Parties.

                                    ARTICLE I
                USAGE, DEFINITIONS AND INCORPORATION BY REFERENCE

     Section 1.1 Usage, Definitions and Incorporation by Reference. Capitalized terms used but not otherwise defined in this Indenture are defined in Appendix A to the Sale and Servicing Agreement. Appendix A also contains rules as to usage applicable to this Indenture. Appendix A is incorporated by reference into this Indenture.

     Section 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Securities and Exchange Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II
                                    THE NOTES

     Section 2.1 Form.

          (a) Each Class of Notes, together with the Indenture Trustee's certificates of authentication, will be in substantially the form set forth in the related Exhibit with such variations as are required or permitted by this Indenture. The Notes may have such marks of identification and such legends or endorsements placed on them as may be determined, consistent with this Indenture, by the officers executing such Notes, as evidenced by their execution of such Notes. The physical Notes will be produced by any method as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          (b) Each Note will be dated the date of its authentication. The terms of the Notes set forth in Exhibit A-1, Exhibit A-2a, Exhibit A-2b, Exhibit A-3a, Exhibit A-3b, Exhibit A-4a, Exhibit A-4b, Exhibit B, Exhibit C and Exhibit D are part of this Indenture and are incorporated into this Indenture by reference.

     Section 2.2 Execution, Authentication and Delivery.

          (a) A Responsible Person of the Issuer will execute the Notes on behalf of the Issuer. The signature of such Responsible Person on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of an individual who was a Responsible Person of the Issuer will bind the Issuer, notwithstanding that such individual has ceased to hold such office before the authentication and delivery of such Notes or did not hold such office at the date of issuance of such Notes.

          (b) The Indenture Trustee will, upon Issuer Order, authenticate and deliver the Notes for original issue in the Classes, Note Interest Rates and initial Note Balances as set forth below.

                                                 Initial Note
Class                Note Interest Rate            Balance
-----              ------------------------   -----------------
Class A-1 Notes    [_______]%                 $[______________]
Class A-2a Notes   [_______]%                 $[______________]
Class A-2b Notes   one-month LIBOR + [___]%   $[______________]
Class A-3a Notes   [_______]%                 $[______________]
Class A-3b Notes   one-month LIBOR + [___]%   $[______________]
Class A-4a Notes   [_______]%                 $[______________]
Class A-4b Notes   one-month LIBOR + [___]%   $[______________]
Class B Notes      [_______]%                 $[______________]
Class C Notes      [_______]%                 $[______________]
Class D Notes      [_______]%                 $[______________]

          (c) The Notes (other than the Class A-1 Notes and the Class D Notes) will be issuable as Book-Entry Notes in minimum denominations of $100,000 and in multiples of $1,000 in excess thereof. The Class A-1 Notes and the Class D Notes will be issuable as Book-Entry Notes in minimum denominations of $250,000 and in multiples of $1,000 in excess thereof.

          (d) No Note will be entitled to any benefit under this Indenture or be valid for any purpose, unless it bears a certificate of authentication substantially in the form provided for in this Indenture executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered under this Indenture.

     Section 2.3 Tax Treatment. The Issuer intends that each Class of Notes, if beneficially owned by a Person other than Ford Credit, will be indebtedness of the Issuer secured by the Collateral for U.S. federal, State and local income, single business and franchise tax purposes. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for U.S. federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Section 2.4 Registration; Registration of Transfer and Exchange.

          (a) The Issuer appoints the Indenture Trustee to be the "Note Registrar" and to keep a register (the "Note Register") for the purpose of registering Notes and transfers of Notes as provided in this Indenture. Upon any resignation of the Note Registrar, the Issuer will promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar. If the Issuer appoints a Person other than the Indenture Trustee as Note Registrar, (i) the Issuer will notify the Indenture Trustee of such appointment, (ii) the Indenture Trustee will have the right to inspect the Note Register at all reasonable times and to obtain copies of the Note Register and
(iii) the Indenture Trustee will have the right to rely upon a certificate executed by an officer of the Note Registrar as to the names and addresses of the Noteholders and the principal amounts and number of the Notes.

          (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer maintained under Section 3.2, if the requirements of Section 8-401(a) of the UCC are met, the Issuer will execute, the Indenture Trustee will authenticate and the Noteholder will obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class, in any authorized denomination, in the same aggregate principal amount.

          (c) A Noteholder may exchange Notes for other Notes of the same Class, in any authorized denominations, in the same aggregate principal amount, by surrendering the Notes to be exchanged at the office or agency of the Issuer maintained under Section 3.2. If the requirements of Section 8-401(a) of the UCC are met, the Issuer will execute, the Indenture Trustee will authenticate and the Noteholder will obtain from the Indenture Trustee the Notes that the Noteholder making such exchange is entitled to receive.

          (d) All Notes issued upon any registration of transfer or exchange of Notes will be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

          (e) Every Note presented or surrendered for registration of transfer or exchange will be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or the Indenture Trustee duly executed by, the Noteholder of such Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require.

          (f) None of the Issuer, the Note Registrar or the Indenture Trustee will impose a service charge on a Noteholder for any registration of transfer or exchange of Notes. The Issuer, the Note Registrar or the Indenture Trustee may require such Noteholder to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with such registration of transfer or exchange of the Notes.

          (g) Neither the Issuer nor the Note Registrar will be required to register transfers or exchanges of Notes selected for redemption or Notes whose next Payment Date is not more than 15 days after the requested date of such transfer or exchange.

          (h) Neither the Class A-1 Notes nor the Class D Notes have been registered under the Securities Act or any state securities law. None of the Issuer, the Note Registrar or the Indenture Trustee is obligated to register the Class A-1 Notes or the Class D Notes under the Securities Act or any other securities or "blue sky" laws or to take any other action not otherwise required under this Indenture or the Trust Agreement to permit the transfer of any Class A-1 Note or Class D Note without registration.

          (i) No Class A-1 Note or Class D Note may be sold, transferred, assigned, participated, pledged, or otherwise disposed of (any such act, a "Class A-1 Note Transfer" or a "Class D Note Transfer," respectively) to any Person except in accordance with the provisions of this Section 2.4, and any attempted Class A-1 Note Transfer or Class D Note Transfer in violation of this
Section 2.4 will be null and void (each a "Void Class A-1 Note Transfer" or a "Void Class D Note Transfer," respectively).

          (j) Each Class A-1 Note will bear a legend to the effect of the legend contained in Exhibit A-1 unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer's Certificate) consistent with applicable law.

          As a condition to the registration of any Class A-1 Note Transfer, the prospective transferee of such Class A-1 Note will be deemed to represent to the Indenture Trustee, the Note Registrar and the Issuer the following:

               (i) It understands that the Class A-1 Notes have not been and will not be registered under the Securities Act or any state or other applicable securities or "blue sky" law.

               (ii) It understands that Class A-1 Note Transfers are only permitted if made in compliance with the Securities Act and other applicable laws and only to a person that the holder reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act (a "QIB").

               (iii) It (A) is a QIB, (B) is aware that the sale to it is being made in reliance on Rule 144A under the Securities Act and if it is acquiring such Class A-1 Notes or any interest or participation in the Class A-1 Notes for the account of another QIB, such other QIB is aware that the sale is being made in reliance on Rule 144A under the Securities Act and (C) is acquiring such Class A-1 Notes or any interest or participation in the Class A-1 Notes for its own account or for the account of another QIB.

               (iv) It is purchasing the Class A-1 Notes for its own account or for one or more investor accounts for which it is acting as fiduciary or agent, in each case for investment, and not with a view to offer, transfer, assign, participate, pledge or otherwise dispose of such Class A-1 Notes in connection with any distribution of such Class A-1 Notes that would violate the Securities Act.

          (k) Each Class D Note will bear a legend to the effect of the legend contained in Exhibit D unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer's Certificate) consistent with applicable law.

          As a condition to the registration of any Class D Note Transfer, the prospective transferee of such Class D Note will be required to represent in writing to the Depositor, the Note Registrar and the Issuer the following, unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer's Certificate):

               (i) It understands that no subsequent Class D Note Transfer is permitted unless it causes its proposed transferee to provide to the Issuer, the Note Registrar and the Depositor a letter substantially in the form of Exhibit E hereof (with such changes therein as may be approved by the Depositor), as applicable, or such other written statement as the Depositor will prescribe.

               (ii) It is either:

                    (1) not, and each account (if any) for which it is purchasing the Class D Notes is not (a) an employee benefit plan, as defined in Section 3(3) of ERISA, subject to Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code subject to Section 4975 of the Code, or (c) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 (the "Plan Assets Regulation") or otherwise under ERISA), with each of
          (a) through (c) in this subsection (1) being a "Benefit Plan Investor"; or

                    (2) an insurance company acting on behalf of a general account and (a) on the date of purchase less than 25% (or such lower percentage as may be determined by the Depositor) of the assets of such general account (as reasonably determined by it) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code,
          (b) the purchase and holding of such Class D Notes are eligible for exemptive relief under Section (I) of Prohibited Transaction Class Exemption 95-60, (c) the purchaser agrees that if, after the purchaser's initial acquisition of the Class D Notes, at any time during any calendar quarter 25% (or such lower percentage as may be determined by the Depositor) or more of the assets of such general account (as reasonably determined by it no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and the Depositor so requests, it will dispose of all Class D Notes then held in its general account by the end of the next following calendar quarter and (d) is not a person, other than a Benefit Plan Investor, who has discretionary authority or control with respect to the assets of the Issuer or any person who provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate (as defined in the Plan Assets Regulation) of such person.

               (iii) It is a person who is (A) a citizen or resident of the United States, (B) a corporation or partnership organized in or under the laws of the United States or any State thereof (including the District of Columbia), (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more persons described in clause (A), (B), (C) or
     (E) of this paragraph (iii) has the authority to control all substantial decisions of the trust or (E) a person not described in clauses (A) through
     (D) of this paragraph (iii) whose ownership of the Class D Notes is effectively connected with such persons conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Issuer and the Depositor with an IRS Form W-8ECI (and such other certifications, representations, or opinions of counsel as may be requested by the Issuer or the Depositor).

               (iv) It understands that any purported Class D Note Transfer in contravention of any of the restrictions and conditions contained in this Section will be a Void Class D Note Transfer, and the purported transferee in a Void Class D Note Transfer will not be recognized by the Issuer or any other person as a Class D Noteholder, for any purpose.

          (l) By acceptance of any Class A-1 Note or Class D Note, the Class A-1 Noteholder or the Class D Noteholder specifically agrees with and represents to the Depositor, the Issuer and the Note Registrar, that no transfer of a Class A-1 Note or Class D Note, respectively, will be made unless the registration requirements of the Securities Act and any applicable State securities laws are complied with and (A) such transfer of a Class A-1 Note or Class D Note is to the Depositor or its Affiliates, or (B) such transfer of a Class A-1 Note or Class D Note is exempt from the registration requirements under the Securities Act because such Class A-1 Note Transfer or Class D Note Transfer is in compliance with Rule 144A under the Securities Act, to a transferee who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in the Securities Act) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such Class A-1 Note Transfer or Class D Note Transfer is being made in reliance upon Rule 144A under the Securities Act. With respect to any Class D Note Transfer the transferee is required to execute and deliver to the Indenture Trustee, the Issuer and the Note Registrar an investment letter substantially in the form attached as Exhibit E.

          (m) The Depositor will make available to the prospective transferor and transferee of a Class A-1 Note or Class D Note information requested to satisfy the requirements of paragraph (d) (4) of Rule 144A (the "Rule 144A Information"). The Rule 144A Information will include any or all of the following items requested by the prospective transferee:

               (i) the offering memorandum relating to the Class A-1 Note or Class D Notes, as applicable, and any amendments or supplements to such offering memorandum;

               (ii) the Monthly Investor Report for each Payment Date preceding such request; and

               (iii) such other information as is reasonably available to the Indenture Trustee in order to comply with requests for information pursuant to Rule 144A under the Securities Act.

          (n) Any Noteholder that purchases and holds the Class A Notes, the Class B Notes or the Class C Notes will be deemed to have represented that its purchase and holding of such Notes does not and will not constitute a non-exempt prohibited transaction under ERISA or the Code.

     Section 2.5 Mutilated, Destroyed, Lost or Stolen Notes.

          (a) If a mutilated Note is surrendered to the Indenture Trustee or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of a Note, then the Issuer will execute and, upon Issuer Request, the Indenture Trustee will authenticate and deliver a replacement Note of the same Class and principal amount in exchange for or in lieu of such Note so long as
(i) the Indenture Trustee receives such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, (ii) none of the Issuer, the Note Registrar or the Indenture Trustee have received notice that such Note has been acquired by a protected purchaser, as defined in Section 8-303 of the UCC and (iii) the requirements of Section 8-405 of the UCC are met. However, if any such destroyed, lost or stolen Note (but not a mutilated Note) is due and payable within 15 days or has been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender of such Note. If a protected purchaser of the original Note in lieu of which such replacement Note was issued (or such payment made) presents for payment such original Note, the Issuer and the Indenture Trustee will be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note (or such payment) from such Person to whom such replacement Note (or such payment) was delivered or any assignee of such Person, except a protected purchaser, and will be entitled to recover upon the security or indemnity provided for such replacement Note (or such payment) for any cost, expense, loss, damage, claim or liability incurred by the Issuer or the Indenture Trustee in connection with such replacement Note (or such payment).

          (b) Upon the issuance of any replacement Note under Section 2.5(a), the Issuer may require the Noteholder of such Note to pay an amount sufficient to cover any tax or other governmental charge imposed and any other reasonable expenses incurred in connection with such replacement Note.

          (c) Each replacement Note issued pursuant to Section 2.5(a) will constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note will be enforceable by anyone and, except as otherwise provided in this Indenture, will be entitled to all the benefits of this Indenture equally and proportionately with all other Notes of the same Class duly issued under this Indenture.

          (d) The provisions of this Section 2.5 are exclusive and preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.6 Persons Deemed Owners. With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.

     Section 2.7 Payment of Principal and Interest(a) Each Class of Notes will accrue interest at the applicable Note Interest Rate. Interest on each Note will be due and payable on each Payment Date as specified in such Note. Interest on the Class A-1 Notes, the Class A-2b Notes, the Class A-3b Notes and the Class A-4b Notes will be computed on the basis of actual number of days elapsed and a 360-day year. Interest on the Notes (other than the Class A-1 Notes, Class A-2b Notes, the Class A-3b Notes and the Class A-4b Notes) will be computed on the basis of a 360-day year consisting of twelve 30-day months.

          (b) Interest and principal payments on each Class of Notes will be made ratably to the Noteholders of such Class entitled to such payments. On each Payment Date before the issuance of Definitive Notes, distributions to be made with respect to interest on and principal of the Book-Entry Notes will be paid to the Registered Noteholder by wire transfer in immediately available funds to the account designated by the nominee of the Clearing Agency (initially, such nominee will be Cede & Co.). Distributions to be made with respect to interest on and principal of the Class D Notes and, on and after the date on which Definitive Notes are issued, the Class A Notes, Class B Notes and Class C Notes will be paid to the Registered Noteholder (i) if such Noteholder has provided to the Note Registrar appropriate instructions at least 5 Business Days before such Payment Date and the aggregate original principal amount of such Noteholder's Notes is at least $1,000,000, by wire transfer in immediately available funds to the account of such Noteholder or (ii) by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on the related Record Date. However, the final installment of principal (whether payable by wire transfer or check) of each Note on a Payment Date, the Redemption Date or the applicable Final Scheduled Payment Date will be payable only upon presentation and surrender of such Note. The Indenture Trustee will notify each Registered Noteholder of the date on which the Issuer expects that the final installment of principal of and interest on such Registered Noteholder's Notes will be paid not later than 5 days before such date. Such notice will specify the place where such Notes may be presented and surrendered for payment of such installment. All funds paid by wire transfers or checks that are returned undelivered will be held in accordance with Section 3.3.

          (c) The principal of each Note will be payable in installments on each Payment Date as specified in such Note. The entire unpaid Note Balance of each Class of Notes will be due and payable on the date that the Notes are declared to be immediately due and payable in the manner provided in Section 5.2.

     Section 2.8 Cancellation. Any Person that receives a Note surrendered for payment, registration of transfer, exchange or redemption will deliver such Note to the Indenture Trustee. The Indenture Trustee will promptly cancel all Notes it receives that have been surrendered for payment, registration of transfer or exchange, or redemption. The Issuer may deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered under this Indenture which the Issuer may have acquired in any manner, and the Indenture Trustee will promptly cancel such Notes. No Notes will be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.8. The Indenture Trustee may hold or dispose of all cancelled Notes in accordance with its standard retention or disposal policy unless the Issuer directs, by Issuer Order, that they be destroyed or returned to it (so long as such Notes have not been disposed of previously by the Indenture Trustee).

     Section 2.9 Release of Collateral. The Indenture Trustee will release property from the lien of this Indenture only in accordance with Sections 8.4 and 10.1.

     Section 2.10 Book-Entry Notes. The Book-Entry Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes and delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes will be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in
Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.11:

          (a) with respect to Book-Entry Notes, the Note Registrar and the Indenture Trustee will be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Book-Entry Notes and the giving of notices, instructions or directions under this Indenture) as the sole Noteholder of the Book-Entry Notes, and will have no obligation to the Note Owners;

          (b) the Clearing Agency will make book-entry transfers among its participants and receive and transmit payments of principal of and interest on the Book-Entry Notes to such participants;

          (c) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this Section 2.10 will control;

          (d) the rights of Note Owners may be exercised only through the Clearing Agency and will be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or its participants pursuant to the DTC Letter; and

          (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of a specified percentage of the Note Balance of the Notes Outstanding (or the Controlling Class), the Clearing Agency will be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or the Clearing Agency's participants owning or representing, respectively, such required percentage of the beneficial interest of the Notes Outstanding (or the Controlling Class) and has delivered such instructions to the Indenture Trustee.

     Section 2.11 Definitive Notes. With respect to any Class or Classes of Book-Entry Notes, if (i) the Administrator advises the Indenture Trustee that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as depository for the Book-Entry Notes and the Administrator is unable to reach an agreement on satisfactory terms with a qualified successor,
(ii) the Administrator notifies the Indenture Trustee that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or an Event of Servicing Termination, so long as any Book-Entry Notes are Outstanding Note Owners representing not less than a majority of the Controlling Class notify the Indenture Trustee and the Clearing Agency that they elect to terminate the book-entry system through the Clearing Agency, then the Clearing Agency will notify all Note Owners and the Indenture Trustee of the occurrence of such election and of the availability of Definitive Notes to the Note Owners. After the Clearing Agency has surrendered the typewritten Notes representing the Book-Entry Notes and delivered the registration instructions to the Indenture Trustee, the Issuer will execute and the Indenture Trustee will authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee will be liable for any delay in delivery of such instructions and may conclusively rely on, and will be protected in relying on, such instructions. Upon the issuance of Definitive Notes to Note Owners, the Indenture Trustee will recognize the holders of such Definitive Notes as Noteholders.

     Section 2.12 Authenticating Agents.

          (a) The Indenture Trustee may appoint one or more Persons (each, an "Authenticating Agent") with the power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuances, transfers and exchanges under Sections 2.2, 2.4, 2.5 and 9.6, as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.12 is deemed to be the authentication of Notes "by the Indenture Trustee."

          (b) Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which an Authenticating Agent is a party, or any Person succeeding to all or substantially all of the corporate trust business of an Authenticating Agent, will be the successor of such Authenticating Agent under this Indenture without the execution or filing of any document or any further act.

          (c) An Authenticating Agent may resign by giving notice of resignation to the Indenture Trustee and the Owner Trustee. The Indenture Trustee may terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and the Owner Trustee. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Authenticating Agent and will notify the Owner Trustee of any such appointment.

          (d) Sections 2.8 and 6.4 will apply to each Authenticating Agent.

     Section 2.13 Note Paying Agents.

          (a) The Indenture Trustee may appoint one or more Note Paying Agents that meet the eligibility standards for the Indenture Trustee specified in
Section 6.11(a). The Note Paying Agents will have the power to make distributions from the Trust Accounts.

          (b) Any Person into which a Note Paying Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which a Note Paying Agent is a party, or any Person succeeding to all or substantially all of the corporate trust business of a Note Paying Agent, will be the successor of such Note Paying Agent under this Indenture without the execution or filing of any document or any further act.

          (c) A Note Paying Agent may resign by giving notice of resignation to the Indenture Trustee, the Administrator and the Issuer. The Indenture Trustee may terminate the agency of a Note Paying Agent by giving notice of termination to such Note Paying Agent, the Administrator and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Note Paying Agent and will notify the Administrator and the Issuer of any such appointment.

          (d) Sections 2.8 and 6.4 will apply to each Note Paying Agent.

                                   ARTICLE III
                          COVENANTS AND REPRESENTATIONS

     Section 3.1 Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the Notes and this Indenture. Amounts withheld under the Code or any State or local tax law by any Person from a payment to any Noteholder will be considered as having been paid by the Issuer to such Noteholder.

     Section 3.2 Maintenance of Office or Agency. The Issuer will maintain an office or agency in the Borough of Manhattan, The City of New York, where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer initially appoints the Indenture Trustee to serve as its agent for such purposes. The Issuer will promptly notify the Indenture Trustee of any change in the location of such office or agency. If the Issuer fails to maintain any such office or agency or fails to furnish the Indenture Trustee with the address of such office or agency, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     Section 3.3 Money for Payments To Be Held in Trust.

          (a) All payments of amounts due and payable with respect to any Notes and the Interest Rate Swaps that are to be made from amounts withdrawn from the Bank Accounts will be made on behalf of the Issuer by the Indenture Trustee or by another Note Paying Agent, and no amounts so withdrawn from the Bank Accounts for payments of Notes may be paid over to the Issuer, except as provided in this
Section 3.3.

          (b) The Indenture Trustee (including in its capacity as Note Paying Agent) will cause each Note Paying Agent (other than the Indenture Trustee itself) to execute and deliver to the Indenture Trustee, an instrument in which such Note Paying Agent agrees with the Indenture Trustee to:

               (i) hold all sums held by it for the payment of amounts due on the Notes in trust for the benefit of the Persons entitled to such sums until such sums are paid to such Persons or otherwise disposed of as provided in this Indenture and pay such sums to such Persons as provided in this Indenture;

               (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) during the continuance of any such default, upon the request of the Indenture Trustee, immediately pay to the Indenture Trustee all sums held in trust by such Note Paying Agent;

               (iv) immediately resign as a Note Paying Agent and immediately pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if it ceases to meet the eligibility standards specified in
     Section 6.11(a) with respect to the Indenture Trustee; and

               (v) comply with all requirements of the Code and any State or local tax law with respect to withholding and reporting requirements in connection with payments on the Notes.

          (c) The Issuer may by Issuer Order, direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent. Upon a Note Paying Agent's payment of all sums held in trust to the Indenture Trustee, such Note Paying Agent will be released from all further liability with respect to such money.

          (d) Subject to laws with respect to escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for 2 years after such amount has become due and payable will be discharged from such trust and paid to the Issuer upon Issuer Request. After such discharge and payment, the Noteholder of such Note will, as an unsecured general creditor, look only to the Issuer for payment of such amount due and unclaimed (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money will thereupon cease. However, the Indenture Trustee or such Note Paying Agent, before making any such repayment, will publish once, at the expense and direction of the Issuer, in a newspaper customarily published on each Business Day in the English language and of general circulation in The City of New York, notice that such money remains unclaimed and that after a date specified in such notice, which must be at least 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee will also adopt and employ, at the expense of the Administrator and direction of the Issuer, any other reasonable means of notification of such repayment (including notifying Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent of such repayment, at the last address of record for each such Noteholder).

     Section 3.4 Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the Delaware Statutory Trust Act (unless it becomes, or any successor Issuer under this Indenture is or becomes, organized under the laws of any other State or of the United States, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral.

     Section 3.5 Protection of Collateral.

          (a) The Issuer will (1) execute and deliver all such supplements and amendments to this Indenture and instruments of further assurance and other instruments, (2) file or authorize and cause to be filed all such financing statements and amendments and continuations of such financing statements and (3) take such other action, in each case necessary or advisable to:

               (i) maintain or preserve the lien and security interest (and the priority of such security interest) of this Indenture or carry out more effectively the purposes of this Indenture;

               (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iii) enforce any of the Collateral; or

               (iv) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Secured Parties in such Collateral against the claims of all Persons.

          (b) The Issuer authorizes the Administrator and the Indenture Trustee to file any financing or continuation statements, and amendments to such statements, in all jurisdictions and with all filing offices as the Administrator or the Indenture may determine are necessary or advisable to preserve, maintain and protect the interest of the Indenture Trustee in the Collateral. Such financing and continuation statements may describe the Collateral in any manner as the Administrator or the Indenture Trustee may reasonably determine to ensure the perfection of the interest of the Indenture Trustee in the Collateral (including describing the Collateral as "all assets" of the Issuer). The Administrator or the Indenture Trustee, as applicable, will deliver to the Issuer file-stamped copies of, or filing receipts for, any such financing statement and continuation statement promptly upon such document becoming available following filing.

          (c) The Indenture Trustee is under no obligation to make any determination of whether any such financing or continuation statements, and amendments to such statements, are required to be filed pursuant to this Section 3.5.

     Section 3.6 Performance of Obligations; Servicing of Receivables.

          (a) No Release of Material Covenants or Obligations. The Issuer will not take any action, and will use its best efforts to prevent any action from being taken by others, that would release any Person from any material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as provided in any Basic Document.

          (b) Contracting. The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer will be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

          (c) Performance of Obligations. The Issuer will punctually perform and observe all of its obligations and agreements contained in the Basic Documents and in the instruments and agreements included in the Collateral.

          (d) Event of Servicing Termination. If the Issuer has actual knowledge of the occurrence of an Event of Servicing Termination, the Issuer will promptly notify the Indenture Trustee and the Rating Agencies of such occurrence and specify in such notice any action the Issuer is taking in respect of such event. If an Event of Servicing Termination arises from the failure of the Servicer to perform any of its duties and obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer will take all reasonable steps available to cause the Servicer to remedy such failure.

          (e) Interest Rate Swap. The Issuer will not enter into any Interest Rate Swap unless (i) as of the date that such Interest Rate Swap is entered into, the related Swap Counterparty has the Swap Required Ratings and (ii) such Interest Rate Swap provides that, if (A) the related Swap Counterparty fails to have the Swap Required Ratings or (B) any Rating Agency gives notice to the Issuer, the Indenture Trustee or the

Administrator that the credit support, if any, with respect to the Swap Counterparty is no longer deemed adequate to maintain the then-current rating on the Class A Notes, within 30 days of such rating withdrawal, downgrade or notification (unless each such Rating Agency has reconfirmed the rating of each Class of Notes which was in effect immediately prior to such withdrawal or downgrade or notification), such Swap Counterparty will (1) assign the swap transaction to another counterparty that has the Swap Required Ratings and is approved by the Issuer (which approval will not be unreasonably withheld) on terms substantially similar to such Interest Rate Swap, (2) obtain a guaranty of, or a contingent agreement of, another person that has the Swap Required Ratings to honor such Swap Counterparty's obligations under such Interest Rate Swap, provided that such other person is approved by the Issuer (which approval will not be unreasonably withheld), (3) post mark-to-market collateral, pursuant to a collateral support agreement acceptable to the Issuer, which will be sufficient to restore any downgrade or withdrawal in the ratings of the Notes attributable to such Swap Counterparty's failure to have the Swap Required Ratings, or (4) establish any other arrangement satisfactory to the Issuer and to the applicable Rating Agency, in each case, sufficient to satisfy the Rating Agency Confirmation.

          Promptly following the termination of any Interest Rate Swap due to an Event of Default or Termination Event (as each such term is defined in such Interest Rate Swap), the Issuer will use reasonable efforts to enter into a replacement Interest Rate Swap on terms similar to those of such terminated Interest Rate Swap with an eligible swap counterparty unless the Indenture Trustee sells the Collateral pursuant to Section 5.6(a)(iv).

     Section 3.7 Negative Covenants. So long as any Notes are Outstanding, the Issuer will not:

          (a) except as expressly permitted by any Basic Document, sell, transfer, exchange or otherwise dispose of any of the assets in the Collateral unless directed to do so by the Indenture Trustee;

          (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts withheld from such payments under the Code or any State or local tax law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon the Issuer or the Collateral;

          (c) dissolve or liquidate in whole or in part;

          (d) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as expressly permitted by this Indenture, (ii) permit any Lien other than Permitted Liens to be created on or extend to or otherwise arise upon or burden the Collateral or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Collateral (other than with respect to Permitted Liens); or

          (e) except as otherwise provided in any Basic Document, amend, modify, waive, supplement, terminate or surrender the terms of any Collateral or any of the Basic Documents without the consent of the Indenture Trustee or the Noteholders of at least a majority of the Note Balance of the Notes Outstanding and upon notice to the Rating Agencies.

     Section 3.8 Opinions as to Collateral.

          (a) On the Closing Date, the Issuer will furnish to the Indenture Trustee an Opinion of Counsel to the effect that this Indenture has been properly recorded and filed to make effective the lien intended to be created by this Indenture, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such lien effective.

          (b) On or before April 30 in each calendar year, beginning April 30, 2008, the Issuer will furnish to the Indenture Trustee an Opinion of Counsel either to the effect that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, as is necessary to maintain the lien of this Indenture, and reciting the details of such action, or to the effect that in the opinion of such counsel no such action is necessary to maintain such lien.

     Section 3.9 Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee within 90 days after the end of each calendar year, an Officer's Certificate, stating, as to the Responsible Person signing such Officer's Certificate, that (i) a review of the Issuer's activities and of its performance under this Indenture during the preceding calendar year (or, in the case of the first certificate, the portion of the preceding calendar year since the Closing Date) has been made under such Responsible Person's supervision and
(ii) to such Responsible Person's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants to be complied with by the Issuer under this Indenture during the preceding calendar year, or, if there has been a failure to comply in any material respect that is continuing, specifying each such failure known to such Responsible Person and the nature and status of such failure. If the Issuer is not required to file periodic reports under the Exchange Act or otherwise required by law to file an Officer's Certificate of the Issuer as to compliance, such Officer's Certificate may be delivered on or before April 30 of each calendar year. A copy of the Officer's Certificate referred to in this Section 3.9 may be obtained by any Noteholder or Person certifying it is a Note Owner by a request in writing to the Indenture Trustee at its Corporate Trust Office. The Issuer's obligation to deliver an Officer's Certificate under this Section 3.9 will terminate upon the payment in full of the Notes, including by redemption in whole pursuant to
Section 10.1.

     Section 3.10 Consolidation and Merger; Sale of Assets. The Issuer will not consolidate or merge with or into any other Person or convey or transfer all or substantially all of the assets included in the Collateral to any Person, unless:

          (a) the Person (if other than the Issuer) formed by or surviving such consolidation or merger, or that acquires the properties and assets, (i) is organized and existing under the laws of the United States or any State and (ii) assumes, by an indenture supplemental to this Indenture, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes, all obligations under the Interest Rate Swaps and the performance or observance of every agreement and covenant of this Indenture to be performed or observed by the Issuer, all as provided in this Indenture;

          (b) with respect to a conveyance or transfer of all or substantially all of the assets included in the Collateral, the Person that acquires the properties and assets agrees by means of the supplemental indenture executed and delivered pursuant to clause (a) (i) that all right, title and interest so conveyed or transferred will be subject and subordinate to the rights of the Noteholders, (ii) unless otherwise provided in such supplemental indenture, to indemnify, defend and hold harmless the Issuer from and against any costs, expenses, losses, damages, claims and liabilities (including attorneys' fees) arising under or related to this Indenture and the Notes and (iii) that such Person will make all filings with the Securities and Exchange Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (c) immediately after giving effect to such consolidation, merger or sale, no Default or Event of Default will have occurred and be continuing;

          (d) Rating Agency Confirmation has been obtained with respect to such consolidation, merger or sale;

          (e) the Issuer has received an Opinion of Counsel (and has delivered copies of such Opinion of Counsel to the Indenture Trustee) to the effect that such consolidation, merger or sale will not cause (i) any security issued by the Issuer to be deemed sold or exchanged for purposes of
Section 1001 of the Code or (ii) the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes;

          (f) any action that is necessary to maintain the lien and security interest created by this Indenture has been taken; and

          (g) the Issuer has delivered to the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each to the effect that such consolidation, merger or sale and such supplemental indenture comply with this Article III and that all conditions precedent in this Indenture relating to such consolidation, merger or sale have been complied with (including any filing required by the Exchange Act).

     Section 3.11 Successor or Transferee.

          (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10, the Person formed by or surviving such consolidation or merger (if other than the Issuer) will succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer in this Indenture.

          (b) Upon a conveyance or sale of all or substantially all of the assets and properties of the Issuer pursuant to Section 3.10, the Issuer will be released from every covenant and agreement of this Indenture to be performed or observed by the Issuer with respect to the Notes immediately upon the delivery of notice to the Indenture Trustee stating that the Issuer is to be so released.

     Section 3.12 No Other Activities. The Issuer will not engage in any activities other than financing, acquiring, owning and pledging the Receivables in the manner contemplated by the Basic Documents and activities incidental thereto.

     Section 3.13 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out the purpose of this Indenture.

     Section 3.14 Restricted Payments.

          (a) The Issuer will not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise) to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose.

          (b) Notwithstanding Section 3.14(a), the Issuer may make payments to the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee, the Swap Counterparties, the Noteholders and the Depositor to the extent contemplated by the Basic Documents.

          (c) The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or the Principal Payment Account except in accordance with the Basic Documents.

     Section 3.15 Notice of Events of Default. The Issuer will notify the Indenture Trustee and the Rating Agencies within 5 Business Days after a Responsible Person of the Issuer obtains actual knowledge of an Event of Default.

     Section 3.16 Representations and Warranties of the Issuer as to Security Interest. The Issuer represents and warrants to the Indenture Trustee as of the Closing Date:

          (a) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Issuer.

          (b) All of the Permitted Investments have been and will be credited to a Securities Account. The securities intermediary for each Securities Account has agreed to treat all assets credited to the Securities Accounts as "financial assets" within the meaning of the applicable UCC. The Collateral (other than those Permitted Investments which have been credited to a Securities Account) constitutes "chattel paper," "instruments" or "general intangibles" within the meaning of the applicable UCC.

          (c) The Issuer owns and has good and marketable title to the Receivables free and clear of any Lien other than Permitted Liens. The Issuer has received all consents and approvals required by the terms of the Receivables to transfer to the Indenture Trustee all of its interest and rights in the Receivables and the Interest Rate Swaps, except to the extent that any requirement for consent or approval is rendered ineffective under the applicable UCC.

          (d) The Issuer has caused, or will cause within 10 days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest Granted in the Collateral to the Indenture Trustee.

          (e) The Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to the Securities Accounts without further consent by the Issuer.

          (f) Other than the security interest Granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any part of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering any part of the Collateral, other than any financing statements relating to the security interest Granted to the Indenture Trustee. The Issuer is not aware of any judgment or tax lien filings against it.

          (g) The Securities Accounts are not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the securities intermediary of any Securities Account complying with entitlement orders of any Person other than the Indenture Trustee.

          (h) All financing statements filed or to be filed against the Issuer, or any assignor of which the Issuer is the assignee, in favor of the Indenture Trustee in connection with this Indenture describing the Collateral contain a statement substantially to the following effect: "The grant of a security interest in any collateral described in this financing statement will violate the rights of the Secured Parties."

     Section 3.17 Audits of the Issuer. The Issuer agrees that, with reasonable prior notice, it will permit any authorized representative of the Indenture Trustee, the Servicer or the Administrator, during the Issuer's normal business hours, to examine and audit the books of account, records, reports and other documents and materials of the Issuer relating to the performance of the Issuer's obligations under this Indenture. In addition, the Issuer will permit such representatives to make copies and extracts of any such books and records and to discuss the same with the Issuer's officers and registered public accountants. Each of the Indenture Trustee, the Servicer and the Administrator will, and will cause its authorized representatives to, hold in confidence all such information except to the extent (a) disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or (b) that the Indenture Trustee, the Servicer or the Administrator, as the case may be, reasonably determines that such disclosure is consistent with its obligations under this Indenture.

     Section 3.18 Representations and Warranties of the Issuer. The Issuer represents and warrants to the Indenture Trustee as of the Closing Date:

          (a) Organization and Qualification. The Issuer is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware.

          (b) Power, Authorization and Enforceability. The Issuer has the power and authority to execute, deliver and perform the terms this Indenture. The Issuer has authorized the execution, delivery and performance of the terms of this Indenture. This Indenture is the legal, valid and binding obligation of the Issuer enforceable against the Issuer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors' rights or by general equitable principles.

          (c) No Conflicts and No Violation. The execution and delivery by the Issuer of this Indenture, the consummation by the Issuer of the transactions contemplated by this Indenture and the compliance by the Issuer with this Indenture will not (i) violate any Delaware State law, governmental rule or regulation applicable to the Issuer or any judgment or decree binding on it or
(ii) conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Issuer is a debtor or guarantor, in each case which conflict, breach, default, lien, or violation would reasonably be expected to have a material adverse effect on the Issuer's ability to perform its obligations under this Indenture.

          (d) No Proceedings. To the Issuer's knowledge, there are no proceedings or investigations pending or overtly threatened in writing before any court or other governmental authority of the State of Delaware: (i) asserting the invalidity of any of the Basic Documents or the Notes (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any of the Basic Documents, (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Trust Property or the Issuer's ability to perform its obligations under, or the validity or enforceability any of the Basic Documents or the Notes.

     Section 3.19 Calculation Agent.

          (a) The Issuer agrees that for so long as any of the Floating Rate Notes are Outstanding there will at all times be an agent appointed to calculate LIBOR in respect of each Interest Period (the "Calculation Agent"). The Issuer appoints The Bank of New York as Calculation Agent for purposes of determining LIBOR for each Interest Period and The Bank of New York accepts such appointment. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, the Issuer will promptly appoint as a replacement Calculation Agent a leading bank which is engaged in transactions in Eurodollar deposits in the international Eurodollar market and which does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties without a successor having been duly appointed.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

     Section 4.1 Satisfaction and Discharge of Indenture.

          (a) Subject to Section 4.1(b), this Indenture will cease to be of further effect with respect to the Notes, and the Indenture Trustee, upon Issuer Order and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, if:

               (i) all Notes that have been authenticated and delivered (other than (x) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (y) Notes for whose payment money has been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation;

               (ii) the Issuer has paid or caused to be paid all other sums payable under the Basic Documents and all payments due to the Swap Counterparties by the Issuer; and

               (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each to the effect that all conditions precedent relating to the satisfaction and discharge of this Indenture pursuant to this Section 4.1(a) have been complied with.

          (b) After the satisfaction and discharge of this Indenture pursuant to
Section 4.1(a), this Indenture will continue as to (i) rights of registration of transfer and exchange, (ii) replacement of mutilated, destroyed, lost or stolen Notes, (iii) the rights of Noteholders to receive payments of principal of and interest on the Notes, (iv) Sections 3.3, 3.4, 3.5, 3.7, 3.10, 3.12, 3.13, 3.14
and 3.15, (v) the rights, obligations and immunities of the Indenture Trustee under this Indenture and (vi) the rights of the Secured Parties as beneficiaries of this Indenture with respect to the property deposited with the Indenture Trustee payable to all or any of them for a period of 2 years following such satisfaction and discharge.

          (c) Upon the satisfaction and discharge of the Indenture pursuant to this Section 4.1, at the request of the Owner Trustee, the Indenture Trustee will deliver to the Owner Trustee a certificate of a Trustee Officer stating that all Noteholders have been paid in full and stating whether, to the best knowledge of such Trustee Officer, any claims remain against the Issuer in respect of the Indenture and the Notes.

                                    ARTICLE V
                                    REMEDIES

     Section 5.1 Events of Default.

          (a) The occurrence of any one of the following events will constitute an event of default under this Indenture (each, an "Event of Default"):

               (i) failure to pay interest due on any Note of the Controlling Class when the same becomes due and payable on each Payment Date, and such failure continues for a period of 5 days or more;

               (ii) failure to pay the principal of any Note at its Final Scheduled Payment Date or Redemption Date, if any;

               (iii) failure to observe or perform any material covenant or agreement of the Issuer made in this Indenture (other than covenants and agreements as to which the failure to observe or perform is specifically covered elsewhere in this Section 5.1) or any representation or warranty of the Issuer made in this Indenture or in any Officer's Certificate or other document delivered pursuant to or in connection with this Indenture proves to have been incorrect in any material respect as of the time made and, in each case, such failure or incorrectness continues for a period of 60 days after notice was given to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Noteholders of at least 25% of the Note Balance of the Controlling Class specifying such failure or incorrectness, requiring it to be remedied and stating that such notice is a "Notice of Default"; or

               (iv) the occurrence of an Insolvency Event with respect to the Issuer.

          (b) The Issuer will notify the Indenture Trustee within 5 Business Days after a Responsible Person of the Issuer has actual knowledge of the occurrence of an event set forth in Section 5.1(a)(iii) which with the giving of notice and the lapse of time would become an Event of Default, which notice will describe such Default, the status of such Default and what action the Issuer is taking or proposes to take with respect to such Default. The Issuer will send a copy of such notice to each Qualified Institution or Qualified Trust Institution (if not the Indenture Trustee) maintaining a Bank Account.

     Section 5.2 Acceleration of Maturity; Rescission and Annulment.

          (a) If an Event of Default occurs and is continuing, the Indenture Trustee or the Noteholders of at least a majority of the Note Balance of the Controlling Class may declare all of the Notes to be immediately due and payable, by notice to the Issuer (and to the Indenture Trustee if given by the Noteholders). Upon any such declaration, the unpaid Note Balance of the Notes, together with accrued and unpaid interest through the date of acceleration, will become immediately due and payable. If an Event of Default specified in Section 5.1(a)(iv) occurs, all unpaid principal of and accrued and unpaid interest on the Notes, and all other amounts payable under this Indenture, will automatically become due and payable without any declaration or other act on the part of the Indenture Trustee or any Noteholder. Upon any such declaration or automatic acceleration, the Indenture Trustee will promptly notify each Noteholder, each Swap Counterparty and each Qualified Institution or Qualified Trust Institution (if not the Indenture Trustee) maintaining a Bank Account.

          (b) The Noteholders of at least a majority of the Note Balance of the Controlling Class, by notice to the Issuer and the Indenture Trustee, may rescind and annul a declaration of acceleration of maturity and its consequences before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as provided in this Article V if:

               (i) the Issuer has paid or deposited with the Indenture Trustee an amount sufficient to (1) pay all payments of principal of and interest on the Notes and all other amounts that would then be due under this Indenture or upon the Notes and the Interest Rate Swaps if the Event of Default giving rise to such acceleration had not occurred, (2) pay all amounts owed to the Indenture Trustee under Section 6.7, and (3) pay all other outstanding fees and expenses of the Issuer, and

               (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.14.

No such rescission will affect any subsequent default or impair any right resulting from such rescission.

     Section 5.3 Collection of Indebtedness by the Indenture Trustee.

          (a) The Issuer covenants that if an Event of Default under Section 5.1(a)(i) or (ii) occurs and continues, the Issuer, upon demand of the Indenture Trustee, will pay to the Indenture Trustee for the benefit of the Noteholders, such overdue amount with interest on any overdue principal at the applicable
Note Interest Rate and, to the extent lawful, with interest on any overdue interest at the applicable Note Interest Rate. In addition, the Issuer covenants to pay, or to cause the Administrator to pay, the costs and expenses of collection, including all amounts owed to the Indenture Trustee under Section 6.7.

          (b) If the Issuer fails to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the Collateral.

     Section 5.4 Trustee May File Proofs of Claim.

          (a) In case there is pending, relative to the Issuer, Proceedings under the Bankruptcy Code or any other federal or State bankruptcy, insolvency or other similar law, or in case a trustee, liquidator, receiver or similar official has been appointed for or taken possession of the Issuer or its property, the Indenture Trustee, irrespective of whether the Indenture Trustee has made any demand pursuant to Section 5.3, may:

               (i) file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any amounts due to the Indenture Trustee pursuant to Section 6.7), the Secured Parties allowed in such Proceedings;

               (ii) unless prohibited by applicable law, vote on behalf of the Secured Parties in any election of a trustee, a standby trustee or a Person performing similar functions in any such Proceedings;

               (iii) collect and receive any monies or other property payable or deliverable on any such claims and pay all amounts received with respect to the claims of the Secured Parties, including such claims asserted by the Indenture Trustee on their behalf; and

               (iv) file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Secured Parties allowed in any judicial proceedings relative to the Issuer, its creditors and its property.

Any trustee, liquidator, receiver or similar official in any such Proceeding is authorized by each Noteholder and each Swap Counterparty to make payments to the Indenture Trustee and, if the Indenture Trustee consents to the making of payments directly to such Noteholders and such Swap Counterparty, to pay to the Indenture Trustee an amount sufficient to cover all amounts owed to the Indenture Trustee under Section 6.7.

          (b) Except as provided in Section 5.4(a)(ii), this Indenture does not authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or any Swap Counterparty any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the Interest Rate Swaps or the rights of any Noteholder or any Swap Counterparty to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or any Swap Counterparty in any such proceeding.

     Section 5.5 Trustee May Enforce Claims Without Possession of Notes.

          (a) All rights of action and claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production of any of the Notes in any Proceeding relative to any of the Notes, and any such Proceeding instituted by the Indenture Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the amounts owed to the Indenture Trustee under Section 6.7, will be for the benefit of the Secured Parties in respect of which such judgment has been recovered.

          (b) In any Proceeding brought by the Indenture Trustee (and any Proceeding involving the interpretation of this Indenture to which the Indenture Trustee is a party), the Indenture Trustee will be held to represent all the Noteholders, and it will not be necessary to make any Noteholder a party to any such Proceeding.

          Section 5.6 Remedies; Priorities.

          (a) If the Notes have been accelerated under Section 5.2(a), the Indenture Trustee may do one or more of the following (subject to Section 5.7), and will upon direction of a majority of the Controlling Class:

               (i) institute a Proceeding in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect to the Notes, enforce any judgment obtained and collect from the Issuer monies adjudged due;

               (ii) institute a Proceeding for the complete or partial foreclosure of this Indenture with respect to the Collateral;

               (iii) exercise any remedies of a secured party under the UCC and take any other action to protect and enforce the rights and remedies of the Indenture Trustee, the Noteholders and the Swap Counterparties; and

               (iv) sell or otherwise liquidate the Collateral or any portion of the Collateral or rights or interest in the Collateral at one or more public or private sales called and conducted in any manner permitted by law.

     The Indenture Trustee will notify each Noteholder, each Swap Counterparty and the Depositor of any sale or liquidation pursuant to Section 5.6(a)(iv) at least 15 days (but not less than the time required under the UCC or any other law) before such sale or liquidation. Any Noteholder, any Swap Counterparty or the Depositor may submit a bid with respect to such sale or liquidation.

          (b) Notwithstanding Section 5.6(a), the Indenture Trustee is prohibited from selling or otherwise liquidating the Collateral unless:

               (i) the Event of Default is described in Section 5.1(a)(i) or
     (ii); or

               (ii) the Event of Default is described in Section 5.1(a) (iii) and:

                         (1) the Noteholders representing 100% of the Note Balance of the Notes consent to such sale or liquidation; or

                         (2) the proceeds of such sale or liquidation are expected to be sufficient to pay in full all amounts owed by the Issuer to the Noteholders including all principal of and accrued interest on the Outstanding Notes and all payments due (including any Swap Termination Payment) under the Interest Rate Swaps;

               (iii) the Event of Default is described in Section 5.1(a) (iv) and:

                         (1) the Noteholders representing 100% of the Note Balance of the Controlling Class consent to such sale or liquidation; or

                         (2) the proceeds of such sale or liquidation are expected to be sufficient to pay in full all amounts owed by the Issuer to the Secured Parties including all principal of and accrued interest on the Outstanding Notes and all payments due (including any Swap Termination Payment) under the Interest Rate Swaps; or

                         (3) the Indenture Trustee (A) determines (but will have no obligation to make such determination) that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable and (B) obtains the consent of Noteholders of at least 66 2/3% of the Note Balance of the Controlling Class.

     In determining whether the condition specified in clause (ii)(2), (iii)(2) or (iii) (3) (A) above has been satisfied, the Indenture Trustee may, but need not, obtain and rely upon an opinion of a nationally recognized Independent investment banking firm or firm of certified public accountants as to the expected proceeds or as to the sufficiency of the Collateral for such purpose.

          (c) Any money or property collected by the Indenture Trustee following the occurrence of (i) an Event of Default specified in Section 5.1(a)(i), (ii) or (iv) and an acceleration of the Notes or (ii) an Event of Default specified in Section 5.1(a)(iii) and the sale or other liquidation of the Collateral pursuant to Section 5.6(a)(iv), will be deposited into the Collection Account for distribution in accordance with Section 8.2(e) on the Payment Date following the Collection Period during which such amounts are collected. In all other circumstances, Section 8.2(c) will continue to apply after an Event of Default.

     Section 5.7 Optional Preservation of the Collateral. If the Notes have been accelerated under Section 5.2(a) and such declaration and its consequences have not been rescinded and annulled in accordance with Section 5.2(b), the Indenture Trustee may elect to maintain possession of the Collateral. It is the intention of the parties to this Indenture and the Noteholders that there at all times be sufficient funds for the payment of principal of and interest on the Notes and any payments due to the Swap Counterparties. The Indenture Trustee will take such intention into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may obtain and rely upon an opinion of a nationally recognized Independent investment banking firm or firm of certified public accountants as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

     Section 5.8 Limitation of Suits.

          (a) No Noteholder has any right to institute any Proceeding with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy under this Indenture, unless:

               (i) such Noteholder has given notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Noteholders of at least 25% of the Note Balance of the Controlling Class have requested the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee under this Indenture;

               (iii) such Noteholders have offered reasonable indemnity satisfactory to the Indenture Trustee against any costs, expenses, losses, damages, claims and liabilities that may be incurred by the Indenture Trustee, or its agents, counsel, accountants and experts, in complying with such request;

               (iv) the Indenture Trustee has failed to institute such Proceedings for 60 days after its receipt of such notice, request and offer of indemnity; and

               (v) the Noteholders of at least a majority of the Note Balance of the Controlling Class have not given the Indenture Trustee any direction inconsistent with such request during such 60 day period.

          (b) No Noteholder has any right to affect, disturb or prejudice the rights of any other Noteholder or to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Indenture, except in the manner provided in this Indenture.

          (c) If the Indenture Trustee receives conflicting requests pursuant to
Section 5.8(a)(ii) from two or more groups of Noteholders, each evidencing less than a majority of the Note Balance of the Controlling Class, the Indenture Trustee in its sole discretion may determine what action, if any, will be taken.

     Section 5.9 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, each Noteholder has an absolute and unconditional right to receive payment of the principal of and any interest on its Note on or after the respective due dates expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute a Proceeding for the enforcement of any such payment in accordance with Section 5.8. Such rights may not be impaired or affected without the consent of such Noteholder.

     Section 5.10 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then the Issuer, the Indenture Trustee and the Noteholders, subject to any determination in such Proceeding, will be restored severally and respectively to their former positions under this Indenture, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such Proceeding had been instituted.

     Section 5.11 Rights and Remedies Cumulative. No right or remedy conferred upon or reserved to the Indenture Trustee or to the Noteholders in this Indenture is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, will be cumulative and in addition to every other right and remedy given under this Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Indenture, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture will not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders will be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

     Section 5.12 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default will impair any such right or remedy, or constitute a waiver of any such Default or Event of Default. Every right and remedy conferred by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     Section 5.13 Control by Controlling Class of Noteholders. The Noteholders of at least a majority of the Note Balance of the Controlling Class have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee if:

          (a) such direction does not conflict with any law or with this Indenture;

          (b) except as provided in Section 5.6(b), any direction to the Indenture Trustee to sell or liquidate the Collateral must be made by Noteholders of 100% of the Note Balance of the Controlling Class;

          (c) if the Indenture Trustee elects to retain the Collateral pursuant to Section 5.7, then any direction to the Indenture Trustee by Noteholders of less than 100% of the Note Balance of the Controlling Class to sell or liquidate the Collateral will be of no force and effect; and

          (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction from the Noteholders of at least a majority of the Note Balance of the Controlling Class.

Notwithstanding the rights of Noteholders set forth in this Section 5.13, the Indenture Trustee need not take any action that it determines might materially adversely affect the rights of any Noteholders not consenting to such action.

     Section 5.14 Waiver of Defaults and Events of Default.

          (a) The Noteholders of at least a majority of the Note Balance of the Controlling Class may waive any Default or Event of Default and its consequences except an Event of Default (i) in the payment of principal of or interest on any of the Notes (other than an Event of Default relating to failure to pay principal due only by reason of acceleration) or (ii) in respect of a covenant or provision of this Indenture that cannot be amended, supplemented or modified without the consent of all Noteholders.

          (b) Upon any such waiver, such Default or Event of Default will be deemed not to have occurred for every purpose of this Indenture. No such waiver will extend to any other Default or Event of Default or impair any right relating to any other Default or Event of Default.

     Section 5.15 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of a Note will be deemed to have agreed, that a court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit. This Section 5.15 will not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balance of the Notes Outstanding (or in the case of a suit for the enforcement of any right or remedy under this Indenture that is instituted by the Controlling Class, more than 10% of the Note Balance of the Controlling Class) or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     Section 5.16 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power in this Indenture granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.17 Performance and Enforcement of Certain Obligations.

          (a) At the Administrator's expense, the Issuer will promptly take all such lawful action as the Indenture Trustee may request to (i) compel the performance by (1) the Depositor and the Servicer of their obligations to the Issuer under the Sale and Servicing Agreement, or (2) the Depositor and Ford Credit of their obligations under the Purchase Agreement and (ii) exercise any and all rights, remedies, powers, privileges and claims lawfully available to the Issuer under such agreements to the extent and in the manner directed by the Indenture Trustee.

          (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction of the Noteholders of at least 66 2/3% of the Note Balance of the Controlling Class will, exercise all rights, remedies, powers, privileges and claims of the Issuer against (i) the Depositor or the Servicer under the Sale and Servicing Agreement, or (ii) the Depositor or Ford Credit under the Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by such Persons of their obligations to the Issuer under such agreements, and to give any consent, request, notice, direction, approval, extension or waiver under such agreements, and any right of the Issuer to take such action will be suspended.

          (c) Promptly following a request from the Indenture Trustee to do so, and at the Administrator's expense, the Issuer will take all such lawful action as the Indenture Trustee may request to compel the performance by the Swap Counterparties in accordance with the related Interest Rate Swaps and to exercise any and all rights, remedies, powers, privileges and claims lawfully available to the Issuer under or in connection with such Interest Rate Swap to the extent and in the manner directed by the Indenture Trustee.

          (d) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction of the Noteholders evidencing not less than 66 2/3% of the Note Balance of the Outstanding Notes will, exercise all rights, remedies, powers, privileges and claims of the Issuer against each of the Swap Counterparties, including the right or power to take any action to compel or secure performance or observance by each Swap Counterparty of its obligations to the Issuer under the respective Interest Rate Swap, and to give any consent, request, notice, direction, approval, extension or waiver under the related Interest Rate Swap, and any right of the Issuer to take such action will be suspended.

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

     Section 6.1 Duties of Indenture Trustee.

          (a) If an Event of Default has occurred and is continuing, the Indenture Trustee will exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would use under the circumstances in the conduct of such Person's own affairs.

          (b) Except during the continuance of an Event of Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations are to be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions furnished to it, upon any certificates or opinions furnished to it and, if required by the terms of this Indenture, conforming to the requirements of this Indenture, provided that the Indenture Trustee will examine any such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Indenture Trustee will not be relieved from liability for its own willful misconduct, negligent action or negligent failure to act, except that:

               (i) this Section 6.1(c) does not limit the effect of Section 6.1(b);

               (ii) the Indenture Trustee will not be liable for any error of judgment made in good faith by a Responsible Person unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee will not be liable for any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.13 and 5.17(b).

          (d) The Indenture Trustee will not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law, this Indenture or the Sale and Servicing Agreement.

          (f) Every provision of this Indenture relating to the conduct of, affecting the liability of or affording protection to the Indenture Trustee is subject to this Section 6.1 and to the TIA.

          (g) The Indenture Trustee will not be charged with knowledge of any Default or any Event of Default unless either (i) a Responsible Person of the Indenture Trustee has actual knowledge of such Default or Event of Default or
(ii) notice of such Default or Event of Default has been given to the Indenture Trustee in accordance with this Indenture.

     Section 6.2 Rights of Indenture Trustee.

          (a) The Indenture Trustee may rely and will be protected in acting or refraining from acting upon any certificate, instrument, opinion, report, notice, request, direction, consent or other document believed by it to be genuine and appears on its face to be properly executed and signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matters stated in any such document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee will not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may exercise any of its rights or powers under this Indenture or perform any duties under this Indenture either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee will not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, counsel, custodian or nominee appointed with due care by it under this Indenture.

          (d) The Indenture Trustee will not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers if such action or omission by the Indenture Trustee does not constitute negligence.

          (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes will be full and complete authorization and protection from liability with respect to any action taken or not taken by the Indenture Trustee under this Indenture in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Indenture Trustee is under no obligation to (i) exercise any of the rights or powers vested in it by this Indenture or to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Indenture if it has reasonable grounds to believe that repayment of funds advanced by it or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it or (ii) to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders have offered to the Indenture Trustee reasonable security or indemnity satisfactory to it from and against the reasonable costs, expenses, disbursements, advances and liabilities that might be incurred by the Indenture Trustee, or its agents, counsel, accountants and experts, in complying with such request or direction.

     Section 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or any of its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent under this Indenture may do the same with like rights.

     Section 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee (a) will not be responsible for, and makes no representation or warranty as to, the validity or adequacy of this Indenture or the Notes and (b) will not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     Section 6.5 Notice of Defaults. Within 90 days after any Default under this Indenture of which the a Responsible Person of the Indenture Trustee has knowledge, the Indenture Trustee will mail as described in Section 313(c) of the TIA to each Noteholder, notice of such Default, unless such Default has been cured or waived, provided that (a) except in the case of a Default in the payment of principal of or interest on any Note, the Indenture Trustee may withhold such notice if and so long as a committee of its Responsible Persons in good faith determines that the withholding of such notice is in the interests of the Noteholders and (b) in the case of any Default specified in Section 5.1(a)(iii), the Indenture Trustee will not give notice to the Noteholders until at least 30 days after the occurrence of such Default.

     Section 6.6 Reports by Indenture Trustee.

          (a) Upon delivery to the Indenture Trustee by the Servicer of the information prepared by the Servicer pursuant to Section 3.4(a) of the Sale and Servicing Agreement to enable each Noteholder to prepare its federal and State income tax returns, the Indenture Trustee will deliver the relevant portions of such information to each Noteholder of record as of the most recent Record Date (which delivery may be made by making such information available to the Noteholders through the Indenture Trustee's website, which initially is located at www.absreporting.com).

          (b) On each Payment Date, the Indenture Trustee will deliver the Monthly Investor Report to each Noteholder of record as of the most recent Record Date (which delivery may be made by e-mail to the e-mail addresses in the Note Register without need for confirmation of receipt or by making such report available to the Noteholders through the Indenture Trustee's website, which initially is located at www.absreporting.com). On each Payment Date, the Indenture Trustee will deliver the Monthly Investor Report to the Owner Trustee (by e-mail without need for confirmation of receipt) to forward to the holder of the Residual Interest.

          (c) If required by Regulation AB, the Indenture Trustee will deliver to the Depositor, the Owner Trustee, and the Servicer on or before March 1 of each year, beginning March 1, 2008, an Officer's Certificate, dated as of December 31 of the preceding calendar year, signed by a Responsible Person of the Indenture Trustee to the effect that (i) a review of the Indenture Trustee's activities during the preceding calendar year (or, in the case of the first certificate, the portion of the preceding calendar year, since the Closing Date) and of its performance under this Indenture has been made under such Responsible Person's supervision and (ii) to such Responsible Person's knowledge, based on such review, the Indenture Trustee has fulfilled in all material respects all of its obligations under this Indenture throughout such calendar year (or, in the case of the first certificate, the portion of the preceding calendar year since the Closing Date), or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such Responsible Person and the nature and status of such failure. If the Issuer is not required to file periodic reports under the Exchange Act or otherwise required by law to file an Officer's Certificate of the Indenture Trustee as to compliance, such Officer's Certificate may be delivered on or before April 1 of each calendar year.

          (d) If required under Regulation AB, the Indenture Trustee will:

               (i) deliver to the Depositor, the Owner Trustee and the Servicer, a report, dated as of December 31 of the preceding calendar year, on its assessment of compliance with the applicable minimum servicing criteria regarding general servicing, cash and collection administration, investor remittances and reporting and pool asset administration during the preceding calendar year, including disclosure of any material instance of non-compliance identified by the Indenture Trustee, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act.

               (ii) cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to the Depositor, Owner Trustee and the Servicer an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act, as applicable, on the assessment of compliance with servicing criteria with respect to the prior calendar year. Such attestation report will be addressed to the board of directors of the Servicer and to the Depositor and Owner Trustee. Such attestation report will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. The firm may render other services to the Indenture Trustee, but the firm must indicate in each attestation report that it is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act.

               (iii) The reports referred to in this Section 6.6(d) will be delivered on before March 1 of each year, beginning March 1, 2008 unless the Issuer is not required to file periodic reports under the Exchange Act or any other law, in which case the reports will be delivered on or before April 1 of each calendar year, beginning April 1, 2008.

     Section 6.7 Compensation and Indemnity.

          (a) The Issuer will pay the Indenture Trustee as compensation for the Indenture Trustee's services under this Indenture such fees as have been separately agreed upon on the date of this Indenture between the Issuer and the Indenture Trustee. The Indenture Trustee's compensation will not be limited by any law on compensation of a trustee of an express trust. The Issuer will reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by the Indenture Trustee, including costs of collection, and the reasonable compensation, expenses and disbursements of the Indenture Trustee's agents, counsel, accountants and experts, but excluding any expenses incurred by the Indenture Trustee through the Indenture Trustee's willful misconduct, bad faith or negligence (except for errors in judgment).

          (b) The Issuer will cause the Administrator to indemnify, defend and hold harmless the Indenture Trustee, and its respective officers, directors, employees and agents, from and against any and all costs, expenses, losses, damages, claims and liabilities (including the reasonable compensation, expenses and disbursements of the Indenture Trustee's agents, counsel, accountants and experts) incurred by it in connection with the administration of and the performance of its duties under this Indenture, including the costs and expenses of defending itself against any loss, damage, claim or liability incurred by it in connection with the exercise or performance of any of its powers or duties under this Indenture, but excluding any cost, expense, loss, damage, claim or liability (i) incurred by the Indenture Trustee through the Indenture Trustee's willful misconduct, bad faith or negligence (except for errors in judgment) or
(ii) arising from the Indenture Trustee's breach of any of its representations or warranties set forth in this Indenture.

          (c) Promptly upon receipt by the Indenture Trustee, or any of its officers, directors, employees and agents (each, an "Indemnified Person"), of notice of the commencement of any Proceeding against any such Indemnified Person, such Indemnified Person will, if a claim in respect of such Proceeding is to be made under Section 6.7(b), notify the Issuer and the Administrator of the commencement of such Proceeding. Failure by the Indenture Trustee to so notify the Issuer and the Administrator will not relieve the Issuer or the Administrator of its obligations under this Section 6.7, provided that neither the Issuer nor the Administrator has been materially prejudiced by such failure to so notify and notice is given within 180 days of a Responsible Person of the Indenture Trustee learning of such Proceeding. The Issuer, or, if Issuer so causes, the Administrator, may participate in and assume the defense and settlement of any such Proceeding at its expense, and no settlement of such Proceeding may be made without the approval of the Issuer or the Administrator, as applicable, and such Indemnified Person, which approvals will not be unreasonably withheld, delayed or conditioned. After notice from the Issuer or the Administrator, as applicable, to the Indemnified Person of the intention of the Issuer or the Administrator, as applicable, to assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Issuer or the Administrator, as applicable, so assumes the defense of such Proceeding in a manner reasonably satisfactory to the Indemnified Person, neither the Issuer nor the Administrator will be liable for any legal expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Issuer or the Administrator, as applicable, on one hand, and an Indemnified Person, on the other hand, in which case the Issuer or the Administrator, will pay for the separate counsel to the Indemnified Person.

          (d) The payment obligations of the Issuer and the Administrator, to the Indenture Trustee pursuant to this Section 6.7 will survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. Expenses incurred by the Indenture Trustee after the occurrence of a Default specified in Section 5.1(a)(iv) are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

     Section 6.8 Replacement of Indenture Trustee.

          (a) No resignation or removal of the Indenture Trustee, and no appointment of a successor Indenture Trustee, will become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this
Section 6.8. Subject to the preceding sentence, the Indenture Trustee may resign by notifying the Issuer. The Noteholders of at least a majority in Note Balance of the Controlling Class may remove the Indenture Trustee without cause by notifying the Indenture Trustee and the Issuer and may appoint a successor Indenture Trustee.

          (b) The Issuer must remove the Indenture Trustee if:

               (i) the Indenture Trustee fails to comply with Section 6.11;

               (ii) an Insolvency Event occurs with respect to the Indenture Trustee;

               (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (iv) the Indenture Trustee becomes legally unable to act or otherwise incapable of acting as Indenture Trustee.

          (c) If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason, the Issuer must appoint a successor Indenture Trustee promptly.

          (d) Any successor Indenture Trustee will have all the rights, powers, duties and obligations of the Indenture Trustee under this Indenture. The Issuer will continue to pay all amounts owed to the retiring Indenture Trustee in accordance with Section 8.2 following the retiring Indenture Trustee's resignation or removal until all such amounts are paid. The successor Indenture Trustee will deliver a notice of its succession to the Noteholders. The retiring Indenture Trustee will promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          (e) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee tenders its resignation or is removed, the retiring Indenture Trustee, the Issuer or the Noteholders of at least a majority in Note Balance of the Controlling Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (f) Notwithstanding the replacement of the retiring Indenture Trustee pursuant to this Section 6.8, any obligations of the Issuer and the Administrator owing to the retiring Indenture Trustee under Section 6.7 up to the date of removal will continue for the benefit of the retiring Indenture Trustee.

     Section 6.9 Successor Indenture Trustee by Merger.

          (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association will be the successor Indenture Trustee so long as such corporation or banking association is otherwise qualified and eligible under Section 6.11. The Indenture Trustee will promptly notify the Issuer, the Servicer and the Rating Agencies of any such transaction.

          (b) If, at the time any such successor by merger, conversion or consolidation to the Indenture Trustee succeeds to the trusts created by this Indenture, any of the Notes have been authenticated but not delivered, such successor may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated. If at such time any of the Notes have not been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor Indenture Trustee or in the name of such successor Indenture Trustee. In all such cases, such certificates will have the same force and effect provided for anywhere in the Notes or in this Indenture as the certificate of the predecessor Indenture Trustee.

     Section 6.10 Appointment of Separate Indenture Trustee or Co-Indenture Trustee.

          (a) For the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, after delivering written notice to the Issuer and the Servicer, the Indenture Trustee may appoint one or more Persons to act as a separate trustee or separate trustees, or co-trustee or co-trustees, of all or any part of the Issuer, and to vest in such Persons, in such capacity and for the benefit of the Secured Parties, such title to the Collateral, or any part of the Collateral, and, subject to this Section 6.10, such rights, powers, duties and obligations as the Indenture Trustee may consider necessary or desirable. No separate trustee or co-trustee will be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any separate trustee or co-trustee will be required under Section 6.8.

          (b) Every separate trustee and co-trustee will, to the extent permitted by law, be appointed and act subject to the following:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee will be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee will not be authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee will be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion of the Collateral in any such jurisdiction) will be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee will be personally liable by reason of any act or omission of any other trustee under this Indenture; and

               (iii) the Indenture Trustee may accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee will be deemed to have been given to each appointed separate trustee and co-trustee, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee will refer to this Indenture and the conditions of this Section 6.10. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, will be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided in such instrument of appointment, subject to this Indenture. Every such instrument will be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may appoint the Indenture Trustee as its agent or attorney-in-fact with power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee dies, becomes incapable of acting, resigns or is removed, all of its estates, properties, rights, remedies and trusts will vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.11 Eligibility; Disqualification.

          (a) The Indenture Trustee must satisfy the requirements of Section 310(a) of the TIA and must comply with Section 310(b) of the TIA. The Indenture Trustee or its parent must have a combined capital and surplus of at least $50,000,000 as set forth in its most recent annual published report of condition and must have a long-term debt rating of investment grade by each of the Rating Agencies or must otherwise be acceptable to each of the Rating Agencies. Within 10 days after the Indenture Trustee fails to satisfy any of the requirements set forth in this Section 6.11(a), the Indenture Trustee will notify the Issuer and the Servicer of such failure.

          (b) Within 90 days after the occurrence of an Event of Default that has not been cured or waived, unless authorized by the Securities and Exchange Commission, the Indenture Trustee will resign with respect to the Class A Notes, the Class B Notes, the Class C Notes and/or the Class D Notes in accordance with
Section 6.8, and the Issuer will appoint a successor Indenture Trustee for any or all of such Class A Notes, Class B Notes, Class C Notes and/or Class D Notes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, Class B Notes, the Class C Notes and the Class D Notes. If the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee must comply with TIA Section 310(b)(ii) and (iii).

          (c) If a successor Indenture Trustee is appointed with respect to any of the Class A Notes, Class B Notes, Class C Notes or Class D Notes pursuant to this Section 6.11, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee will execute an indenture supplemental to this Indenture. Such supplemental indenture will contain:

               (i) provisions by which the successor Indenture Trustee accepts its appointment;

               (ii) provisions necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, duties and obligations of the retiring Indenture Trustee with respect to the Notes to which the appointment of such successor Indenture Trustee relates;

               (iii) if the retiring Indenture Trustee is not retiring with respect to all of the Notes, provisions necessary or desirable to confirm that all the rights, powers, duties and obligations of the retiring Indenture Trustee with respect to the Notes as to which the retiring Indenture Trustee is not retiring continue to be vested in the Indenture Trustee; and

               (iv) provisions necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee.

Nothing in this Indenture or in such supplemental indenture will constitute such Indenture Trustees co-trustees of the same trust and each such Indenture Trustee will be a trustee of a trust or trusts under this Indenture separate and apart from any trust or trusts under this Indenture administered by any other Indenture Trustee. The indenture supplement will become effective upon the removal of the retiring Indenture Trustee.

     Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee will comply with Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. An Indenture Trustee who has resigned or been removed will be subject to Section 311(a) of the TIA.

     Section 6.13 Audits of the Indenture Trustee. The Indenture Trustee agrees that, with reasonable prior notice, it will permit any authorized representative of the Servicer or the Administrator, during the Indenture Trustee's normal business hours, to examine and audit the books of account, records, reports and other documents and materials of the Indenture Trustee relating to (a) the performance of the Indenture Trustee's obligations under this Indenture, (b) any payments of fees and expenses of the Indenture Trustee in connection with such performance and (c) any claim made by the Indenture Trustee under this Indenture. In addition, the Indenture Trustee will permit such representatives to make copies and extracts of any such books and records and to discuss the same with the Indenture Trustee's officers and employees. Each of the Servicer and the Administrator will, and will cause its authorized representatives to, hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Servicer or the Administrator, as the case may be, may reasonably determine that such disclosure is consistent with its obligations under this Indenture. The Indenture Trustee will maintain all such pertinent books, records, reports and other documents and materials for a period of 2 years after the termination of its obligations under this Indenture.

     Section 6.14 Representations and Warranties of the Indenture Trustee. The Indenture Trustee represents and warrants to the Issuer as of the Closing Date:

          (a) Organization and Qualification. The Indenture Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Indenture Trustee is qualified as a foreign banking corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires such qualification, license or approval, unless the failure to obtain such qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Indenture Trustee's ability to perform its obligations under this Indenture or the other Basic Documents to which it is a party.

          (b) Power, Authorization and Enforceability. The Indenture Trustee has the power and authority to execute deliver and perform the terms of this Indenture. The Indenture Trustee has authorized the execution, delivery and performance of the terms of this Indenture. This Indenture is the legal, valid and binding obligation of the Indenture Trustee enforceable against the Indenture Trustee, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

          (c) No Conflicts and No Violation. The execution and delivery by the Indenture Trustee of this Indenture, the consummation by the Indenture Trustee of the transactions contemplated by this Indenture and the compliance by the Indenture Trustee with this Indenture will not (i) violate any federal or New York State law, governmental rule or regulation governing the banking or trust powers of the Indenture Trustee or any judgment or order binding on it or (ii) conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under its charter documents or by-laws or any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Indenture Trustee is a debtor or guarantor or (iii) violate any law or, to the Indenture Trustee's knowledge, any order, rule, or regulation applicable to the Indenture Trustee of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties, in each case which conflict, breach, default, lien, or violation would reasonably be expected to have a material adverse effect on the Indenture Trustee's ability to perform its obligations under this Indenture.

          (d) No Proceedings. To the Indenture Trustee's knowledge, there are no proceedings or investigations pending or overtly threatened in writing, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (i) asserting the invalidity of any of this Indenture or the Sale and Servicing Agreement (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by any of the Basic Documents, (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Indenture Trustee's ability to perform its obligations under, or the validity or enforceability of, this Indenture.

          (e) Eligibility. The Indenture Trustee satisfies the requirements of
Section 310(a) of the TIA. The Indenture Trustee or its parent has a combined capital and surplus of at least $50,000,000 as set forth in its most recent annual published report of condition.

          (f) Information Provided by the Indenture Trustee. The information provided by the Indenture Trustee in any certificate delivered by a Responsible Person of the Indenture Trustee is true and correct in all material respects.

     Section 6.15 Duty to Update Disclosure. The Indenture Trustee will notify and provide information, and certify such information in an Officer's Certificate, to the Depositor upon any event or condition relating to the Indenture Trustee or actions taken by the Indenture Trustee that (A) (i) is required to be disclosed by the Depositor under Item 2 (the institution of, material developments in, or termination of legal proceedings against The Bank of New York that are material to Noteholders) of Form 10-D under the Exchange Act within 5 days of such occurrence or (ii) the Depositor reasonably requests of the Indenture Trustee that the Depositor, in good faith, believes is necessary to comply with Regulation AB within 5 days of such request or (B) (i) is required to be disclosed under Item 5 (submission of matters to a vote of Noteholders) of Form 10-D under the Exchange Act within 5 days of a Responsible Person of the Indenture Trustee becoming aware of such submission, (ii) is required to be disclosed under Item 6.02 (resignation, removal, replacement or substitution of The Bank of New York as Indenture Trustee) or Item 6.04 (failure to make a distribution when required) of Form 8-K under the Exchange Act within 2 days of a Responsible Person of the Indenture Trustee becoming aware of such occurrence or (iii) causes the information provided by the Indenture Trustee in any certificate delivered by a Responsible Person of the Indenture Trustee to be untrue or incorrect in any material respect or is necessary to make the statements provided by the Indenture Trustee in light of the circumstances in which they were made not misleading within 5 days of a Responsible Person of the Indenture Trustee becoming aware thereof.

     Section 6.16 Establishment of Swap Collateral Accounts. If a Swap Counterparty is required to collateralize the related Interest Rate Swap pursuant to such Interest Rate Swap, the Indenture Trustee, upon request by the Administrator, will establish individual collateral accounts and will hold any securities deposited in such accounts in trust and will, to the extent such investment options are acceptable to the Indenture Trustee, invest any cash amounts in such accounts in Permitted Investments.

                                   ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

     Section 7.1 Names and Addresses of Noteholders. If the Indenture Trustee is not the Note Registrar, the Issuer will furnish a list of the names and addresses of the Noteholders of any Definitive Notes to the Indenture Trustee
(a) not more than 5 days after each Record Date, as of such Record Date and (b) not more than 30 days after receipt by the Issuer of a request from the Indenture Trustee, as of a date not more than 10 days before the time such list is furnished. If the Indenture Trustee is the Note Registrar, the Indenture Trustee, upon the request of the Owner Trustee, will furnish within 10 days to the Owner Trustee a list of Noteholders of all Book-Entry Notes as of the date specified by the Owner Trustee.

     Section 7.2 Preservation of Information; Communications to Noteholders.

          (a) The Indenture Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee pursuant to Section 7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it pursuant to Section 7.1 upon receipt of a new list.

          (b) Noteholders may communicate pursuant to Section 312(b) of the TIA with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar will have the protection of Section 312(c) of the TIA.

     Section 7.3 Reports by Issuer.

          (a) The Issuer will:

               (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Securities and Exchange Commission may prescribe) that the Issuer is required to file with the Securities and Exchange Commission pursuant to
     Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Securities and Exchange Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture, as may be prescribed by the Securities and Exchange Commission; and

               (iii) supply to the Indenture Trustee such information, documents and reports (or summaries) required to be filed by the Issuer pursuant to
     Section 7.3(a)(i) and (ii) as may be required by rules and regulations prescribed by the Securities and Exchange Commission.

          (b) (i) The Indenture Trustee will mail as described in TIA Section 313(c) to all Noteholders the information, documents and reports (or summaries) supplied to the Indenture Trustee pursuant to Section 7.3(a).

          (c) Unless the Issuer otherwise determines, the fiscal year of the Issuer will be the calendar year.

     Section 7.4 Reports by Indenture Trustee.

          (a) Within 90 days after each April 15, beginning April 15, 2008, the Indenture Trustee will prepare and mail to each Noteholder a report dated as of such April 15 that complies with Section 313(a) of the TIA, but only if such report is required pursuant Section 313(a) of the TIA. The Indenture Trustee will also prepare and mail to Noteholders any report required pursuant to
Section 313(b) of the TIA. Any report mailed to the Noteholders pursuant to this
Section 7.4(a) will be mailed in compliance with Section 313(c) of the TIA.

          (b) The Indenture Trustee will file with the Securities and Exchange Commission and any stock exchange on which the Notes are listed a copy of each report delivered pursuant to Section 7.4(a) at the time of its mailing to Noteholders. The Issuer will notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 8.1 Collection of Money.

          (a) Except as otherwise provided in this Indenture, the Indenture Trustee may demand payment or delivery of, and will receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee will apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement.

          (b) The Issuer, or the Administrator on its behalf, will direct each Swap Counterparty to remit any Net Swap Receipts and any Swap Termination Payments payable to the Issuer to the Collection Account; provided, however, that upon direction of the Administrator, the Indenture Trustee may apply a part or all of any Swap Termination Payment as an initial payment to a replacement Swap Counterparty.

     Section 8.2 Trust Accounts; Distributions and Disbursements.

          (a) On or before the Closing Date, the Issuer will cause the Servicer or the Depositor, as applicable, to establish the Trust Accounts as provided in
Section 4.1 of the Sale and Servicing Agreement.

          (b) On or before each Payment Date, the Indenture Trustee will withdraw all amounts required to be withdrawn from the Reserve Account and deposit them into the Collection Account pursuant to Section 4.4 of the Sale and Servicing Agreement.

          (c) As long as the Indenture Trustee has received the Monthly Investor Report by the related Determination Date, the Indenture Trustee (based on the information contained in the most recent Monthly Investor Report) will make the following withdrawals from the Collection Account and make deposits and payments on each Payment Date, to the extent of Available Funds on deposit in the Collection Account with respect to such Payment Date, in the following order of priority (pro rata to the Persons within each priority level based on the amounts due except as otherwise specified):

               (i) first, to the payment of all amounts, including indemnities, then due to the Indenture Trustee and the Owner Trustee to the extent not paid by the Depositor or Administrator, up to a maximum of $150,000 per year;

               (ii) second, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from preceding Collection Periods;

               (iii) third, to the Swap Counterparties, any Net Swap Payments due;

               (iv) fourth, to the Swap Counterparties, any Swap Termination Payments due to the Swap Counterparties (excluding any Swap Termination Payments where the termination results from either (A) an event of default under the related interest rate swap where the swap counterparty is the defaulting party or (b) a termination event under the related interest rate swap for which the swap counterparty is the sole affected party);

               (v) fifth, to the Noteholders of Class A Notes, interest due on the Class A Notes, pro rata based on the Note Balances of the Class A Notes as of the preceding Payment Date;

               (vi) sixth, to the Principal Payment Account, the First Priority Principal Payment;

               (vii) seventh, to the Noteholders of Class B Notes, the Accrued
     Note Interest for the Class B Notes;

               (viii) eighth, to the Principal Payment Account, the Second Priority Principal Payment;

               (ix) ninth, to the Noteholders of Class C Notes, the Accrued Note Interest for the Class C Notes;

               (x) tenth, to the Principal Payment Account, the Third Priority Principal Payment;

               (xi) eleventh, to the Noteholders of Class D Notes, the Accrued
     Note Interest for the Class D Notes;

               (xii) twelfth, to the Reserve Account, the amount required to reinstate the amount in the Reserve Account up to the Specified Reserve Balance;

               (xiii) thirteenth, to the Principal Payment Account, the Regular Principal Payment;

               (xiv) fourteenth, to the Swap Counterparties, any Swap Termination Payments due to the Swap Counterparties where the termination results from either (A) an event of default under such Interest Rate Swap where the applicable Swap Counterparty is the defaulting party or (B) a termination event under such Interest Rate Swap for which the applicable Swap Counterparty is the sole affected party);

               (xv) fifteenth, to the payment of all amounts due to the Indenture Trustee and the Owner Trustee to the extent not paid by the Depositor or Administrator or pursuant to Section 8.2(c)(i) on such Payment Date; and

               (xvi) sixteenth, to the Trust Distribution Account (or if the Trust Distribution Account has not been established, to the holder of the Residual Interest), any funds remaining on deposit in the Collection Account with respect to the Collection Period preceding such Payment Date.

          (d) On each Payment Date, the Indenture Trustee (based on the information contained in the most recent Monthly Investor Report) will withdraw the funds on deposit in the Principal Payment Account and make deposits and payments in the following order of priority, in each case, applied ratably in accordance with the Note Balance of the Notes of such Class:

               (i) first, to the Noteholders of the Class A-1 Notes in payment of principal until the Note Balance of the Class A-1 Notes has been reduced to zero;

               (ii) second, to the Noteholders of the Class A-2a Notes and the Noteholders of the Class A-2b Notes, pro rata based on their respective Note Balances, in payment of principal until the aggregate Note Balance of the Class A-2a Notes and the Class A-2b Notes has been reduced to zero;

               (iii) third, to the Noteholders of the Class A-3a Notes and the Noteholders of the Class A-3b Notes, pro rata based on their respective Note Balances, in payment of principal until the aggregate Note Balance of the Class A-3a Notes and the Class A-3b Notes has been reduced to zero;

               (iv) fourth, to the Noteholders of the Class A-4a Notes and the Noteholders of the Class A-4b Notes, pro rata based on their respective Note Balances, in payment of principal until the aggregate Note Balance of the Class A-4a Notes and the Class A-4b Notes has been reduced to zero;

               (v) fifth, to the Noteholders of the Class B Notes in payment of principal until the Note Balance of the Class B Notes has been reduced to zero;

               (vi) sixth, to the Noteholders of the Class C Notes in payment of principal until the Note Balance of the Class C Notes has been reduced to zero;

               (vii) seventh, to the Noteholders of the Class D Notes in payment of principal until the Note Balance of the Class D Notes has been reduced to zero; and

               (viii) eighth, to the Trust Distribution Account (or if the Trust Distribution Account has not been established, to the holder of the Residual Interest), any funds remaining on deposit in the Principal Payment Account.

          (e) Notwithstanding anything in this Indenture to the contrary, if the Notes are accelerated (A) following an Event of Default specified in Section 5.1(a)(i), (ii) or (iv) or (B) following an Event of Default specified in
Section 5.1(a)(iii) and liquidation of the Collateral in accordance with Section 5.6(a)(iv), then on each Payment Date following the Collection Period during which such Event of Default or liquidation occurs, the Indenture Trustee (based on the information contained in the most recent Monthly Investor Report) will make the following withdrawals from the Bank Accounts and make payments and distributions on each Payment Date, to the extent of funds on deposit in the Bank Accounts with respect to the Collection Period preceding such Payment Date, in the following order of priority (pro rata to the Persons within each priority level based on the amounts due except as otherwise specified):

               (i) first, to the payment of all amounts due to the Indenture Trustee and the Owner Trustee;

               (ii) second, to the Servicer for due and unpaid Servicing Fees;

               (iii) third, to the Swap Counterparties, any Net Swap Payments due;

               (iv) fourth, to the Swap Counterparties, any Swap Termination Payments due to the Swap Counterparties (other than any Swap Termination Payments where the related termination results from either (A) an event of default under the related Interest Rate Swap where the swap counterparty is the defaulting party or (B) a termination event under the related Interest Rate Swap for which the swap counterparty is the sole affected party);

               (v) fifth, to the Noteholders of Class A Notes, interest due on the Class A Notes, pro rata based on the Note Balances of the Class A Notes as of the preceding Payment Date;

               (vi) sixth, to the Noteholders of the Class A-1 Notes in payment of principal until the Note Balance of the Class A-1 Notes is reduced to zero;

               (vii) seventh, to the Noteholders of the Class A-2a Notes and the Noteholders of the Class A-2b Notes, in payment of principal until the Note Balance of the Class A-2a Notes and the Class A-2b Notes is reduced to zero;

               (viii) eighth, to the Noteholders of the Class A-3a Notes and the Noteholders of the Class A-3b Notes, in payment of principal until the Note Balance of the Class A-3a Notes and the Class A-3b Notes is reduced to zero;

               (ix) ninth, to the Noteholders of the Class A-4a Notes and the Noteholders of the Class A-4b Notes, in payment of principal until the Note Balance of the Class A-4a Notes and the Class A-4b Notes is reduced to zero;

               (x) tenth, to the Noteholders of Class B Notes, the Accrued Note Interest for the Class B Notes;

               (xi) eleventh, to the Noteholders of the Class B Notes in payment of principal until the Note Balance of the Class B Notes is reduced to zero;

               (xii) twelfth, to the Noteholders of Class C Notes, the Accrued
     Note Interest for the Class C Notes;

               (xiii) thirteenth, to the Noteholders of the Class C Notes in payment of principal until the Note Balance of the Class C Notes is reduced to zero;

               (xiv) fourteenth, to the Noteholders of Class D Notes, the Accrued Note Interest for the Class D Notes;

               (xv) fifteenth, to Noteholders of the Class D Notes in payment of principal until the Note Balance of the Class D Notes is reduced to zero;

               (xvi) sixteenth, to the Swap Counterparties, any Swap Termination Payments due to the Swap Counterparties where the termination results from either (A) an event of default under such Interest Rate Swap where the applicable Swap Counterparty is the defaulting party or (B) a termination event under such Interest Rate Swap for which the applicable Swap Counterparty is the sole affected party); and

               (xvii) seventeenth, to the Trust Distribution Account (or if the Trust Distribution Account has not been established, to the holder of the Residual Interest), any money or property remaining after payment in full of the amounts described in Section 8.2(e)(i) through (xvi).

          (f) Each of (i) the subordination of interest payments to the Noteholders of the Class B Notes to the payment of principal to the Noteholders of the Class A Notes, (ii) the subordination of interest payments to the Noteholders of the Class C Notes to the payment of principal to the Noteholders of the Class A Notes and the Class B Notes and (iii) the subordination of interest payments to the Noteholders of the Class D Notes to the payment of principal to the Noteholders of the Class A Notes, the Class B Notes and the Class C Notes pursuant to Section 8.2(c) is deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.

     Section 8.3 General Provisions Regarding Bank Accounts.

          (a) The Indenture Trustee will not be liable by reason of any insufficiency in any of the Bank Accounts resulting from any loss on any Permitted Investment included in the Bank Accounts, except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee. In addition, the Indenture

Trustee has no duty to monitor the activities of any Qualified Institution or Qualified Trust Institution (unless such Qualified Institution or Qualified Trust Institution is also the Indenture Trustee) and will not be liable for the actions or inactions of any Qualified Institution or Qualified Trust Institution (unless such Qualified Institution or Qualified Trust Institution is also the Indenture Trustee).

          (b) A Responsible Person of the Indenture Trustee will provide notice to the Qualified Institution or Qualified Trust Institution maintaining the Reserve Account and the Collection Account (if not the Indenture Trustee) if an Event of Default has occurred and is continuing with respect to the Notes.

     Section 8.4 Release of Collateral.

          (a) The Indenture Trustee will release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel meeting the requirements of Section 11.1.

          (b) To facilitate the Servicer's servicing of the Receivables pursuant to the Sale and Servicing Agreement, the Indenture Trustee will be deemed to release, and does release, and each Noteholder or Note Owner by its acceptance of a Note or a beneficial interest in a Note respectively acknowledges that the Indenture Trustee will release any and all liens and other rights and interests it possesses or may possess from time to time, without further action of the parties, in, to and under:

               (i) each Receivable and all proceeds of such Receivable, effective on the date on which a Purchase Amount with respect to such Receivable is deposited into the Collection Account;

               (ii) each Receivable and the proceeds of such Receivable and the rights of Ford Credit (individually or as Servicer) under any contract or agreement for the sale of such Receivable in accordance with Section 3.3 of the Sale and Servicing Agreement, effective immediately prior to the date on which such contract or agreement arises (provided that the Servicer will receive and apply all proceeds of such sale in accordance with Section 3.3 of the Sale and Servicing Agreement); and

               (iii) each Receivable and the proceeds of such Receivable, effective upon the date (if any) on which such Receivable became a Liquidated Receivable and the proceeds of a sale by auction or other disposition of the related Financed Vehicle have been received and applied.

          (c) Upon request by the Servicer or the Issuer, the Indenture Trustee will execute instruments and authorize or file termination statements to release property from the lien of this Indenture or convey the Indenture Trustee's interest in the same to effect the transfers of Receivables permitted by Sections 8.4 or 10.1. No party relying upon an instrument or authorization executed by the Indenture Trustee as provided in this Article VIII is required to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or require evidence as to the application of any monies.

          (d) The Indenture Trustee, at such time as there are no Notes Outstanding, all sums due from the Issuer to the Indenture Trustee pursuant to
Section 6.7 have been paid in full and all payments due under the Interest Rate Swaps (including any Swap Termination Payments) have been paid in full, will release the Collateral from the lien of this Indenture and release to the Issuer or any other Person entitled to such funds, the funds then on deposit in the Bank Accounts under this Indenture. The Indenture Trustee will release property from the lien of this Indenture pursuant to this Section 8.4(d) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel and (if required by the TIA) Independent

Certificates in accordance with Sections 314(c) and 314(d)(1) of the TIA meeting the requirements of Section 11.1.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

     Section 9.1 Supplemental Indentures Without Consent of Noteholders.

          (a) Without the consent of the Noteholders but with prior notice by the Issuer to the Rating Agencies, the Issuer and the Indenture Trustee (when directed by Issuer Order) may enter into one or more indentures supplemental to this Indenture (which will conform to the provisions of the Trust Indenture Act as in force at the date of the execution of any such indenture supplemental to this Indenture) for any of the following purposes:

               (i) to correct or amplify the description of any property subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

               (ii) to evidence the succession, in compliance with this Indenture, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer in this Indenture and in the Notes;

               (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders, or to surrender any right or power conferred upon the Issuer in this Indenture;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision in this Indenture or in any supplemental indenture that may be inconsistent with any other provision in this Indenture or in any supplemental indenture or to add provisions which are not inconsistent with the provisions of this Indenture so long as such action does not materially adversely affect the interests of the Noteholders or the Swap Counterparties;

               (vi) to evidence the acceptance of the appointment under this Indenture of a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as will be necessary to facilitate the administration of the trusts under this Indenture by more than one trustee, pursuant to Article VI; or

               (vii) to modify, eliminate or add to the provisions of this Indenture as necessary to effect the qualification of this Indenture under the TIA and to add to this Indenture such other provisions as may be required by the TIA.

          All supplemental indentures pursuant to this Section 9.1(a) will be in form reasonably satisfactory to the Indenture Trustee. The Indenture Trustee is authorized to join in the execution of any such supplemental indenture and to make any further reasonably appropriate agreements and stipulations that may be contained in such supplemental indenture.

          (b) The Issuer and the Indenture Trustee, when directed by Issuer Order, may enter, without the consent of any of the Noteholders, into an indenture or indentures supplemental to this Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this

Indenture or of modifying in any manner (other than the modifications set forth in Section 9.2) the rights of the Noteholders under this Indenture or for the purpose of issuing additional securities in exchange for all or a portion of the Residual Interest, subject to the following conditions:

               (i) the Issuer delivers, or causes the Administrator to deliver to the Indenture Trustee an Officer's Certificate to the effect that such amendment will not have a material adverse effect on the Notes;

               (ii) the Issuer delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not (A) cause any Note to be deemed sold or exchanged for purposes of Section 1001 of the Code, (B) cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, or (C) with respect to the issuance of additional securities only, adversely affect the treatment of the Notes as debt for U.S. federal income tax purposes;

               (iii) each Rating Agency provides Rating Agency Confirmation with respect to such amendment; and

               (iv) with respect to the issuance of additional securities only,
     (A) payments of interest on such additional securities on each Payment Date will be subordinate to payments of interest on the Notes, (B) payments of principal of such additional securities will be subordinate to payments of principal on the Notes and (C) either (x) such additional securities are registered under the Securities Act or (y) the Issuer delivers an Opinion of Counsel to the Indenture Trustee to the effect that the offer, sale and delivery of such additional securities do not require registration under the Securities Act.

     Section 9.2 Supplemental Indentures with Consent of Noteholders.

          (a) The Issuer and the Indenture Trustee, when directed by Issuer Order, may enter, with the consent of the Noteholders of a majority of the Note Balance of the Controlling Class, into an indenture or indentures supplemental to this Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture subject to the following conditions:

               (i) the Issuer delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not (A) cause any Note to be deemed sold or exchanged for purposes of Section 1001 of the Code or (B) cause the Issuer to be treated as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes;

               (ii) each Rating Agency provides Rating Agency Confirmation with respect to such amendment; and

               (iii) such action does not materially adversely affect the interests of the Swap Counterparties.

No such supplemental indenture, without the consent of each Noteholder of each Outstanding Note adversely affected by such supplemental indenture, will:

               (iv) modify or alter Section 9.1 or this Section 9.2;

               (v) change (A) the Final Scheduled Payment Date or the date of payment of any installment of principal of or interest on any Note, (B) the principal amount of or interest rate on any Note, (C) the price at which the Notes may be redeemed or the percentage of the Initial Pool Balance at which the Servicer may exercise its option to purchase the Trust Property pursuant to Section 8.1 of the Sale and Servicing Agreement, (D) the provisions of this Indenture relating to the priority of payments on the Notes or relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest on any Note is payable, or (E) impair the right of Noteholders to institute suits to enforce this Indenture;

               (vi) reduce the percentage of the Note Balance of the Notes Outstanding or the Controlling Class required for any action;

               (vii) modify or alter (A) the proviso to the definition of "Outstanding" or (B) the definition of "Controlling Class";

               (viii) modify the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date; or

               (ix) permit the creation of any lien ranking prior or equal to the lien of this Indenture with respect to any part of the Collateral other than Permitted Liens, or except as permitted by this Indenture or the other Basic Documents, release the lien of this Indenture with respect to any part of the Collateral.

          (b) It will not be necessary for any Act of Noteholders under this
Section 9.2 to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such Act of Noteholders approves the substance of such proposed supplemental indenture.

     Section 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification of the trusts created by this Indenture, the Indenture Trustee will be entitled to receive, and subject to Sections 6.1 and 6.2, will be fully protected in relying upon, an Opinion of Counsel to the effect that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution and delivery of such supplemental indenture have been satisfied. The Indenture Trustee may, but is not obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, powers, duties, obligations, liabilities or immunities under this Indenture or otherwise.

     Section 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to this Article IX, this Indenture will be modified and amended in accordance with such supplemental indenture, and such supplemental indenture will be part of this Indenture for any and all purposes. Every Noteholder of Notes authenticated and delivered before or after such supplemental indenture will be bound by such supplemental indenture.

     Section 9.5 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX will conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture is qualified under the Trust Indenture Act.

     Section 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee will, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X
                               REDEMPTION OF NOTES

     Section 10.1 Redemption.

          (a) The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer on any Payment Date on which the Servicer exercises its option to purchase the Trust Property pursuant to Section 8.1 of the Sale and Servicing Agreement. After the Servicer notifies the Indenture Trustee that it will exercise its option pursuant to Section 8.1 of the Sale and Servicing Agreement, the Indenture Trustee will promptly notify the Noteholders and the Swap Counterparties:

               (i) of the outstanding Note Balance of each Class of the Notes to be prepaid as of the most recent Payment Date and that the Notes plus accrued and unpaid interest on such Notes at the applicable Note Interest Rate to the Redemption Date will be paid in full;

               (ii) of the place where such Notes are to be surrendered for final payment (which will be the office or agency of the Issuer maintained as provided in Section 3.2); and

               (iii) that on the Redemption Date, the outstanding principal amount will become due and payable upon the Notes and that interest on the Notes will cease to accrue from and after the Redemption Date, unless the Issuer defaults in the payment of the Notes on the Redemption Date.

          (b) The Issuer will cause the Servicer to deposit by 10:00 a.m. (New York City time) on the Business Day preceding the Redemption Date in the Collection Account the amount required pursuant to Section 8.1 of the Sale and Servicing Agreement, whereupon all such Notes will be paid in full on the Redemption Date.

          (c) On the Redemption Date, the outstanding principal amount of the Notes will be due and payable and interest on the Notes will cease to accrue from and after the Redemption Date, unless the Issuer defaults in the payment of the Notes on the Redemption Date. Upon redemption, the Indenture Trustee agrees to execute any and all instruments to release the Collateral from the lien of this Indenture and release to the Issuer or any other Person entitled to any funds then on deposit in the Bank Accounts under this Indenture.

                                   ARTICLE XI
                                  MISCELLANEOUS

     Section 11.1 Compliance Certificates and Opinions, etc.

          (a) In connection with any order or request by the Issuer to the Indenture Trustee to take any action under this Indenture, the Issuer will deliver the following documents to the Indenture Trustee (such documents, collectively, an "Issuer Order" or "Issuer Request", as applicable): (i) a written order or a written request, respectively, signed in the name of the Issuer by any one of its Responsible Persons and delivered to the Indenture Trustee, (ii) an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with, (iii) to the extent required by the TIA or upon request of the Indenture Trustee, an Opinion of Counsel to the effect that in the opinion of such counsel all such conditions precedent have been complied with and (iv) (if required by the TIA) an Independent Certificate from a firm of certified public accountants of national reputation selected by the Issuer. However, in the case of any such application or request as to which the furnishing of such documents is specifically required by this Indenture, no additional certificate or opinion need be furnished.

          (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture will include:

               (i) a statement that each signatory of such certificate or opinion has read such covenant or condition and the definitions in this Indenture relating to such covenant or condition;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (c) (i) Before depositing any cash or property with the Indenture Trustee that is to be made the basis for the release of any property subject to the lien of this Indenture, the Issuer will, furnish to the Indenture Trustee
(A) an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the cash or property to be so deposited and (B) an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current calendar year, as set forth in the certificates delivered pursuant to Section 11.1(c)(i)(A), is 10% or more of the Note Balance of the Notes Outstanding, but such a certificate need not be furnished with respect to any property or securities so deposited, if the fair value of such property or securities to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the Note Balance of the Notes Outstanding.

               (ii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer will furnish to the Indenture Trustee (A) an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value

     (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions of this Indenture and (B) an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by Section 11.1(c)(iii), or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by Section 11.1(c)(ii)(A) and this Section 11.1(c)(ii)(B), equals 10% or more of the Note Balance of the Notes Outstanding, but such certificate need not be furnished in the case of any release of property or securities, if the fair value of such property or securities as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the Note Balance of the Notes Outstanding.

               (iii) Notwithstanding Section 2.9 or any other provisions of this
     Section 11.1, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.1, (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles in the ordinary course of its business provided that all proceeds, Recoveries and related amounts and proceeds of such dispositions are applied in accordance with the provisions of this Indenture and (B) make cash payments out of the Bank Accounts, in each case, as and to the extent permitted or required by the Basic Documents.

          (d) If the Securities and Exchange Commission issues an exemptive order under Section 304(d) of the TIA modifying the Indenture Trustee's obligations under Sections 314(c) and 314(d)(1) of the TIA, the Indenture Trustee will release property from the lien of this Indenture only in accordance with the Basic Documents and the conditions and procedures set forth in such exemptive order.

     Section 11.2 Form of Documents Delivered to Indenture Trustee.

          (a) Any Officer's Certificate of a Responsible Person of the Issuer may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such officer knows, or in the exercise of reasonable care should know, that such opinion, with respect to the matters upon which such Officer's Certificate is based, is erroneous. Any Officer's Certificate of a Responsible Person of the Issuer or opinion of counsel may be based, insofar as it relates to factual matters, upon an Officer's Certificate of or representation by a Responsible Person of the Servicer, the Depositor or the Issuer (including by the Administrator on behalf of the Issuer), stating that the information with respect to such factual matters is in the possession of the Servicer, the Depositor, the Issuer or the Administrator, unless such Responsible Person of the Issuer or counsel knows, or in the exercise of reasonable care should know, that the Officer's Certificate or representation with respect to such matters is erroneous.

          (b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Section 11.3 Acts of Noteholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders or a specified percentage of Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing. Except as otherwise provided in this Indenture such action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, if required, to the Issuer. Such instrument or instruments (and the action embodied in such instrument or instruments and evidenced by such instrument or instruments) are sometimes referred to in this Indenture as the "Act of Noteholders" signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this
Section 11.3.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c) Any Act of Noteholders will bind the Noteholder of every Note issued upon the registration of such Note or in exchange for such Note or in lieu of such Note, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance on such Note, whether or not notation of such action is made upon such Note.

     Section 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating
Agencies.

          (a) Unless otherwise specified in this Indenture, all notices, requests, demands, consents, waivers or other communications to or from the parties to this Indenture must be in writing and will be deemed to have been given and made:

               (i) upon delivery or, in the case of a letter mailed by registered first class mail, postage prepaid, 3 days after deposit in the mail;

               (ii) in the case of a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

               (iii) in the case of an email, when receipt is confirmed by telephone or reply email from the recipient; and

               (iv) in the case of an electronic posting to a password-protected website to which the recipient has been provided access, upon delivery of an email to such recipient stating that such electronic posting has occurred.

Unless otherwise specified in this Indenture, any such notice, request, demand, consent or other communication must be delivered or addressed as set forth on Schedule B to the Sale and Servicing Agreement or at such other address as any party may designate by notice to the other parties.

          (b) Any notice required or permitted to be mailed to a Noteholder must be sent by overnight delivery, mailed by registered first class mail, postage prepaid, or sent by fax, to the address of such Person as shown in the Note Register. Any notice so mailed within the time prescribed in this Indenture will be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.

     Section 11.5 Notices to Noteholders; Waiver.

          (a) Any notice to Noteholders will be sufficiently given (unless otherwise provided in this Indenture) if in writing, sent by overnight delivery, mailed by registered first class mail, postage prepaid, or sent by facsimile, to each Noteholder adversely affected by such event, at its address or facsimile number as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder will affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner provided in this Indenture will conclusively be presumed to have been duly given.

          (b) Where this Indenture provides for notice in any manner, such notice may be waived by any Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Noteholders will be filed with the Indenture Trustee but such filing will not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it is impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to this Indenture, then any manner of giving such notice satisfactory to the Indenture Trustee will be deemed to be a sufficient giving of such notice.

          (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice will not affect any other rights or obligations created under this Indenture, and will not under any circumstance constitute a Default or Event of Default.

     Section 11.6 Conflict with Trust Indenture Act. If any provision of this Indenture limits, qualifies or conflicts with another provision of this Indenture that is required or deemed to be included in this Indenture by any of the provisions of the TIA, such required or deemed provision will control. The provisions of Sections 310 through 317 of the TIA that impose duties on any Person (including the provisions automatically deemed included in this Indenture unless expressly excluded by this Indenture) are a part of and govern this Indenture.

     Section 11.7 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, will give to any Person, other than the parties to this Indenture and their successors under this Indenture, and the Secured Parties and any other party secured under this Indenture, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture, except that neither of the Swap Counterparties has any right to institute any Proceeding, judicial or otherwise, with respect to enforcement of remedies under Article V of this Indenture upon the occurrence of an Event of Default.

     Section 11.8 GOVERNING LAW. THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 11.9 Submission to Jurisdiction. The parties submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Indenture. The parties irrevocably waive, to the fullest extent they may do so, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

WAIVER OF JURY TRIAL. EACH PARTY TO THIS INDENTURE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED BY THIS INDENTURE.

     Section 11.10 Severability. If any of the covenants, agreements or terms of this Indenture is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining covenants, agreements or terms of this Indenture and will in no way affect the validity, legality or enforceability of the remaining Indenture or of the Notes or the rights of the Noteholders.

     Section 11.11 Counterparts. This Indenture may be executed in any number of counterparts. Each counterpart will be an original, and all counterparts will together constitute one and the same Indenture.

     Section 11.12 Headings. The headings in this Indenture are included for convenience only and will not affect the meaning or interpretation of this Indenture.

     Section 11.13 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, the Issuer, at its expense, will effect such recording and deliver an Opinion of Counsel to the Indenture Trustee (which may be counsel to the Issuer or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Secured Parties or any other Person secured under this Indenture or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 11.14 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection with this Indenture or the Notes, against
(i) the Indenture Trustee or the Owner Trustee each in its individual capacities, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities). For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer under this Indenture, the Owner Trustee will be subject to, and entitled to the benefits of, Articles V, VI and VII of the Trust Agreement.

     Section 11.15 Subordination of Claims against the Depositor.

          (a) The obligations of the Issuer under this Indenture are solely the obligations of the Issuer and do not represent any obligation or interest in any assets of the Depositor. The Indenture Trustee, by entering into this Indenture, and each Noteholder and Note Owner, by accepting a Note or a beneficial interest in a Note, acknowledge and agree that they have no right, title or interest in or to any Other Assets of the Depositor. Notwithstanding the preceding sentence, if such Indenture Trustee, Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, the Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from the Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code), then such Indenture Trustee, Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from the Other Assets is expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement is deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Indenture Trustee, each Noteholder and each Note Owner further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11.16 and this Section 11.16 may be enforced by an action for specific performance.

          (b) This Section 11.16 is for the third party benefit of those entitled to rely on this Section 11.16 and will survive the termination of this Indenture.

     Section 11.16 No Petition. The Indenture Trustee, each Noteholder or Note Owner, by accepting a Note or a beneficial interest in a Note, each covenants and agrees that, before the date that is 1 year and 1 day after the payment in full of all securities issued by the Depositor or the Issuer, it will not institute against, or join any other Person in instituting against, the Depositor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. This Section 11.17 will survive the resignation or removal of the Indenture Trustee under the Indenture and the termination of this Indenture.

                    EXECUTED BY:

                                        FORD CREDIT AUTO OWNER TRUST 2007-X,
                                           as Issuer

                                        By: U.S. BANK TRUST
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE BANK OF NEW YORK,
                                           not in its individual capacity but
                                           solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                     EXHIBIT A-1

                             FORM OF CLASS A-1 NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER OF THIS NOTE, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER AND THE DEPOSITOR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.

EACH NOTE OWNER, BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, IS DEEMED TO REPRESENT THAT ITS PURCHASE AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS NOTE.


                                      A-1-1

REGISTERED                                                         $[__________]

No. R-1                                                   CUSIP NO. [__________]

                       FORD CREDIT AUTO OWNER TRUST 2007-X

                        CLASS A-1 [_____]% ASSET BACKED NOTES

     Ford Credit Auto Owner Trust 2007-X, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of [__________] DOLLARS payable on the fifteenth day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in [__________] 2007 (each, a "Payment Date") in an amount equal to the aggregate amount payable to Noteholders of Class A-1 Notes on such Payment Date from the Principal Payment Account in respect of principal on the Class A-1 Notes pursuant to Section 3.1 of the Indenture, dated as of [__________], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). However, the entire unpaid principal amount of this Note will be due and payable on the earlier of the [__________] Payment Date (the "Class A-1 Final Scheduled Payment Date") or the Redemption Date pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which the Notes are declared to be immediately due and payable in the manner provided in Section 5.2(a) of the Indenture. All principal payments on the Class A-1 Notes will be made ratably to the Noteholders entitled to such principal payments. Capitalized terms used but not otherwise defined in this Note are defined in Article I of the Indenture, which also contains rules as to usage applicable to this Note.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the previous Payment Date on which interest has been paid (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Class A-1 [_____]% Asset Backed Notes (the "Class A-1 Notes") of the Issuer. Also authorized under the Indenture are the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B Notes, the Class C Notes and the Class D Notes. The Indenture and all indentures supplemental to the Indenture set forth the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class A-1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-1 Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than certain Swap Termination Payments) pursuant to the


                                      A-1-2

Interest Rate Swaps. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in Section 8.2 of the Indenture.

     Payments of interest on this Note on each Payment Date, together with any installment of principal to the extent not in full payment of this Note, will be made to the Registered Noteholder of this Note either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities for such wire transfer, if such Noteholder has provided to the Note Registrar appropriate written instructions at least 5 Business Days before such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on each Record Date. However, unless Definitive Notes have been issued to Note Owners, payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co., as nominee of the Clearing Agency or any successor nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date will be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note, whether or not noted on this Note. If funds are expected to be available for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Registered Noteholder of this Note as of the preceding Record Date by notice mailed or transmitted by facsimile before such Payment Date, and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer will pay interest on overdue installments of interest at the Class A-1 Note Interest Rate to the extent lawful.

     The Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face of this Note and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection with the Notes and the Indenture, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or (iv)


                                      A-1-3
any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed.

     The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and do not represent any obligation or interest in any assets of the Depositor. Each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, acknowledges and agrees that it has no right, title or interest in or to any Other Assets of the Depositor. Notwithstanding the preceding sentence, if such Noteholder or Note Owner either
(i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.

     THIS SUBORDINATION AGREEMENT WILL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(a) OF THE BANKRUPTCY CODE.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State, and local income and franchise tax purposes, each Class of Notes, if beneficially owned by a Person other than Ford Credit, will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder or Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.

     The Indenture permits, with certain exceptions requiring the consent of all adversely affected Noteholders as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Note Balance of the Notes Outstanding or of the Controlling Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions


                                      A-1-4
of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note will be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth in the Indenture.

     THIS NOTE AND THE INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     No reference in this Note to the Indenture, and no provision of this Note or of the Indenture, will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency prescribed in this Note.

     Anything in this Note to the contrary notwithstanding, except as provided in the Basic Documents, none of The Bank of New York, in its individual capacity, U.S. Bank Trust National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance of this Note, agrees that, except as provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder has no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained in this Note will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     Unless the certificate of authentication on this Note has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.


                                      A-1-5

     The Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Person, as of the date set forth below.

Date: [_____], 2007

                                        FORD CREDIT AUTO OWNER TRUST 2007-X


                                        By: U.S. BANK TRUST
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                            Responsible Person

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes designated above and referred to in the Indenture.

Date: [_____], 2007

                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Responsible Person


                                      A-1-6

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

----------------------------------------
(name and address of assignee)

the within Note and all rights under said Note, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration of said Note, with full power of substitution in the premises.


Dated:                                                                        */
       ------------------------------   -------------------------------------
                                        Signature Guaranteed

                                        */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act.


                                      A-1-7

                                                                    EXHIBIT A-2a

                             FORM OF CLASS A-2a NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

EACH NOTE OWNER, BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, IS DEEMED TO REPRESENT THAT ITS PURCHASE AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS NOTE.


                                     A-2a-1

REGISTERED                                                         $[__________]

No. R-1                                                   CUSIP NO. [__________]

                       FORD CREDIT AUTO OWNER TRUST 2007-X

                     CLASS A-2a [_____]% ASSET BACKED NOTES

     Ford Credit Auto Owner Trust 2007-X, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of [__________] DOLLARS payable on the fifteenth day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in [__________] 2007 (each, a "Payment Date") in an amount equal to the aggregate amount payable to Noteholders of Class A-2a Notes on such Payment Date from the Principal Payment Account in respect of principal on the Class A-2a Notes pursuant to Section 3.1 of the Indenture, dated as of [_____], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). However, the entire unpaid principal amount of this Note will be due and payable on the earlier of the [__________] Payment Date (the "Class A-2a Final Scheduled Payment Date") or the Redemption Date pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which the Notes are declared to be immediately due and payable in the manner provided in Section 5.2(a) of the Indenture. All principal payments on the Class A-2a Notes will be made ratably to the Noteholders entitled to such principal payments. Capitalized terms used but not otherwise defined in this Note are defined in Article I of the Indenture, which also contains rules as to usage applicable to this Note.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month preceding each Payment Date (or, in the case of the initial Payment Date, from and including the Closing
Date) to but excluding the 15th day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Class A-2a [_____]% Asset Backed Notes (the "Class A-2a Notes") of the Issuer. Also authorized under the Indenture are the Class A-1 Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B Notes, the Class C Notes and the Class D Notes. The Indenture and all indentures supplemental to the Indenture set forth the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.


                                     A-2a-2

     The Class A-2a Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-2a Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than certain Swap Termination Payments) pursuant to the Interest Rate Swaps. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in Section 8.2 of the Indenture.

     Payments of interest on this Note on each Payment Date, together with any installment of principal to the extent not in full payment of this Note, will be made to the Registered Noteholder of this Note either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities for such wire transfer, if such Noteholder has provided to the Note Registrar appropriate written instructions at least 5 Business Days before such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on each Record Date. However, unless Definitive Notes have been issued to Note Owners, payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co., as nominee of the Clearing Agency or any successor nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date will be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note, whether or not noted on this Note. If funds are expected to be available for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Registered Noteholder of this Note as of the preceding Record Date by notice mailed or transmitted by facsimile before such Payment Date, and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer will pay interest on overdue installments of interest at the Class A-2a Note Interest Rate to the extent lawful.

     The Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face of this Note and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or


                                     A-2a-3
under the Indenture or any certificate or other writing delivered in connection with the Notes and the Indenture, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed.

     The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and do not represent any obligation or interest in any assets of the Depositor. Each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, acknowledges and agrees that it has no right, title or interest in or to any Other Assets of the Depositor. Notwithstanding the preceding sentence, if such Noteholder or Note Owner either
(i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.

     THIS SUBORDINATION AGREEMENT WILL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(a) OF THE BANKRUPTCY CODE.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State, and local income and franchise tax purposes, each Class of Notes, if beneficially owned by a Person other than Ford Credit, will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder or Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.

     The Indenture permits, with certain exceptions requiring the consent of all adversely affected Noteholders as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture by the Issuer


                                     A-2a-4
with the consent of the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Note Balance of the Notes Outstanding or of the Controlling Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note will be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth in the Indenture.

     THIS NOTE AND THE INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     No reference in this Note to the Indenture, and no provision of this Note or of the Indenture, will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency prescribed in this Note.

     Anything in this Note to the contrary notwithstanding, except as provided in the Basic Documents, none of The Bank of New York, in its individual capacity, U.S. Bank Trust National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance of this Note, agrees that, except as provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder has no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained in this Note will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     Unless the certificate of authentication on this Note has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.


                                     A-2a-5

     The Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Person, as of the date set forth below.

Date: [_____], 2007

                                        FORD CREDIT AUTO OWNER TRUST 2007-X

                                        By: U.S. BANK TRUST
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                            Responsible Person

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2a Notes designated above and referred to in the Indenture.

Date: [_____], 2007

                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Responsible Person


                                     A-2a-6

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

----------------------------------------
(name and address of assignee)

the within Note and all rights under said Note, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration of said, with full power of substitution in the premises.


Dated:                                                                        */
       ------------------------------   -------------------------------------
                                        Signature Guaranteed

                                        */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act.


                                     A-2a-7

                                                                    EXHIBIT A-2b

                             FORM OF CLASS A-2b NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

EACH NOTE OWNER, BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, IS DEEMED TO REPRESENT THAT ITS PURCHASE AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS NOTE.


                                     A-2b-1

REGISTERED                                                         $[__________]

No. R-1                                                   CUSIP NO. [__________]

                       FORD CREDIT AUTO OWNER TRUST 2007-X

                   CLASS A-2b FLOATING RATE ASSET BACKED NOTES

     Ford Credit Auto Owner Trust 2007-X, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of [__________] DOLLARS payable on the fifteenth day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in [_____] 2007 (each, a "Payment Date") in an amount equal to the aggregate amount payable to Noteholders of Class A-2b Notes on such Payment Date from the Principal Payment Account in respect of principal on the Class A-2b Notes pursuant to
Section 3.1 of the Indenture, dated as of [_____], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). However, the entire unpaid principal amount of this Note will be due and payable on the earlier of the [__________] Payment Date (the "Class A-2b Final Scheduled Payment Date") or the Redemption Date pursuant to
Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which the Notes are declared to be immediately due and payable in the manner provided in
Section 5.2(a) of the Indenture. All principal payments on the Class A-2b Notes will be made ratably to the Noteholders entitled to such principal payments. Capitalized terms used but not otherwise defined in this Note are defined in
Article I of the Indenture, which also contains rules as to usage applicable to this Note.

     The Issuer will pay interest on this Note at a rate based on LIBOR determined in accordance with the terms of the Indenture which rate will not be less than LIBOR plus [_____]% on each Payment Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the previous Payment Date on which interest has been paid (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes") of the Issuer. Also authorized under the Indenture are the Class A-1 Notes, the Class A-2a Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B Notes, the Class C Notes and the Class D Notes. The Indenture and all indentures supplemental to the Indenture set forth the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.


                                     A-2b-2

     The Class A-2b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-2b Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than certain Swap Termination Payments) pursuant to the Interest Rate Swaps. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in Section 8.2 of the Indenture.

     Payments of interest on this Note on each Payment Date, together with any installment of principal to the extent not in full payment of this Note, will be made to the Registered Noteholder of this Note either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities for such wire transfer, if such Noteholder has provided to the Note Registrar appropriate written instructions at least 5 Business Days before such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on each Record Date. However, unless Definitive Notes have been issued to Note Owners, payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co., as nominee of the Clearing Agency or any successor nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date will be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note, whether or not noted on this Note. If funds are expected to be available for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Registered Noteholder of this Note as of the preceding Record Date by notice mailed or transmitted by facsimile before such Payment Date, and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer will pay interest on overdue installments of interest at the Class A-2b Note Interest Rate to the extent lawful.

     The Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face of this Note and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or


                                     A-2b-3
under the Indenture or any certificate or other writing delivered in connection with the Notes and the Indenture, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed.

     The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and do not represent any obligation or interest in any assets of the Depositor. Each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, acknowledges and agrees that it has no right, title or interest in or to any Other Assets of the Depositor. Notwithstanding the preceding sentence, if such Noteholder or Note Owner either
(i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.

     THIS SUBORDINATION AGREEMENT WILL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(a) OF THE BANKRUPTCY CODE.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State, and local income and franchise tax purposes, each Class of Notes, if beneficially owned by a Person other than Ford Credit, will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder or Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.

     The Indenture permits, with certain exceptions requiring the consent of all adversely affected Noteholders as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture by the Issuer


                                     A-2b-4
with the consent of the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Note Balance of the Notes Outstanding or of the Controlling Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note will be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth in the Indenture.

     THIS NOTE AND THE INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     No reference in this Note to the Indenture, and no provision of this Note or of the Indenture, will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency prescribed in this Note.

     Anything in this Note to the contrary notwithstanding, except as provided in the Basic Documents, none of The Bank of New York, in its individual capacity, U.S. Bank Trust National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance of this Note, agrees that, except as provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder has no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained in this Note will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     Unless the certificate of authentication on this Note has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.


                                     A-2b-5

     The Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Person, as of the date set forth below.

Date: [_____], 2007

                                        FORD CREDIT AUTO OWNER TRUST 2007-X

                                        By: U.S. BANK TRUST
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                            Responsible Person

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2b Notes designated above and referred to in the Indenture.

Date: [_____], 2007


                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but

                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Responsible Person


                                     A-2b-6

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

---------------------------------------
(name and address of assignee)

the within Note and all rights under said Note, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration of said, with full power of substitution in the premises.


Dated:                                                                        */
       ------------------------------   -------------------------------------
                                        Signature Guaranteed

                                        */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act.


                                     A-2b-7

                                                                    EXHIBIT A-3a

                             FORM OF CLASS A-3a NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

EACH NOTE OWNER, BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, IS DEEMED TO REPRESENT THAT ITS PURCHASE AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS NOTE.


                                     A-3a-1

REGISTERED                                                         $[__________]

No. R-1                                                   CUSIP NO. [__________]

                       FORD CREDIT AUTO OWNER TRUST 2007-X

                     CLASS A-3a [_____]% ASSET BACKED NOTES

     Ford Credit Auto Owner Trust 2007-X, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of [__________] DOLLARS payable on the fifteenth day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in [_____] 2007 (each, a "Payment Date") in an amount equal to the aggregate amount payable to Noteholders of Class A-3a Notes on such Payment Date from the Principal Payment Account in respect of principal on the Class A-3a Notes pursuant to
Section 3.1 of the Indenture, dated as of [_____], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). However, the entire unpaid principal amount of this Note will be due and payable on the earlier of the [__________] Payment Date (the "Class A-3a Final Scheduled Payment Date") or the Redemption Date pursuant to
Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which the Notes are declared to be immediately due and payable in the manner provided in
Section 5.2(a) of the Indenture. All principal payments on the Class A-3a Notes will be made ratably to the Noteholders entitled to such principal payments. Capitalized terms used but not otherwise defined in this Note are defined in
Article I of the Indenture, which also contains rules as to usage applicable to this Note.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month preceding each Payment Date (or, in the case of the initial Payment Date, from and including the Closing
Date) to but excluding the 15th day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Class A-3a [_____]% Asset Backed Notes (the "Class A-3a Notes") of the Issuer. Also authorized under the Indenture are the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B Notes, the Class C Notes and the Class D Notes. The Indenture and all indentures supplemental to the Indenture set forth the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.


                                     A-3a-2

     The Class A-3a Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-3a Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than certain Swap Termination Payments) pursuant to the Interest Rate Swaps. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in Section 8.2 of the Indenture.

     Payments of interest on this Note on each Payment Date, together with any installment of principal to the extent not in full payment of this Note, will be made to the Registered Noteholder of this Note either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities for such wire transfer, if such Noteholder has provided to the Note Registrar appropriate written instructions at least 5 Business Days before such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on each Record Date. However, unless Definitive Notes have been issued to Note Owners, payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co., as nominee of the Clearing Agency or any successor nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date will be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note, whether or not noted on this Note. If funds are expected to be available for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Registered Noteholder of this Note as of the preceding Record Date by notice mailed or transmitted by facsimile before such Payment Date, and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer will pay interest on overdue installments of interest at the Class A-3a Note Interest Rate to the extent lawful.

     The Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face of this Note and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or


                                     A-3a-3
under the Indenture or any certificate or other writing delivered in connection with the Notes and the Indenture, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed.

     The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and do not represent any obligation or interest in any assets of the Depositor. Each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, acknowledges and agrees that it has no right, title or interest in or to any Other Assets of the Depositor. Notwithstanding the preceding sentence, if such Noteholder or Note Owner either
(i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.

     THIS SUBORDINATION AGREEMENT WILL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(a) OF THE BANKRUPTCY CODE.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State, and local income and franchise tax purposes, each Class of Notes, if beneficially owned by a Person other than Ford Credit, will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder or Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.

     The Indenture permits, with certain exceptions requiring the consent of all adversely affected Noteholders as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture by the Issuer


                                     A-3a-4
with the consent of the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Note Balance of the Notes Outstanding or of the Controlling Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note will be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth in the Indenture.

     THIS NOTE AND THE INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     No reference in this Note to the Indenture, and no provision of this Note or of the Indenture, will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency prescribed in this Note.

     Anything in this Note to the contrary notwithstanding, except as provided in the Basic Documents, none of The Bank of New York, in its individual capacity, U.S. Bank Trust National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance of this Note, agrees that, except as provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder has no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained in this Note will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     Unless the certificate of authentication on this Note has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.


                                     A-3a-5

     The Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Person, as of the date set forth below.

Date: [_____], 2007

                                        FORD CREDIT AUTO OWNER TRUST 2007-X

                                        By: U.S. BANK TRUST
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                            Responsible Person

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3a Notes designated above and referred to in the Indenture.

Date: [_____], 2007

                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Responsible Person


                                     A-3a-6

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

----------------------------------------
(name and address of assignee)

the within Note and all rights under said Note, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration of said, with full power of substitution in the premises.


Dated:                                                                        */
       ------------------------------   -------------------------------------
                                        Signature Guaranteed

                                        */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act.


                                     A-3a-7

                                                                    EXHIBIT A-3b

                             FORM OF CLASS A-3b NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

EACH NOTE OWNER, BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, IS DEEMED TO REPRESENT THAT ITS PURCHASE AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS NOTE.


                                     A-3b-1

REGISTERED                                                              $[_____]

No. R-1                                                   CUSIP NO. [__________]

                       FORD CREDIT AUTO OWNER TRUST 2007-X

                   CLASS A-3b FLOATING RATE ASSET BACKED NOTES

     Ford Credit Auto Owner Trust 2007-X, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of [_____] DOLLARS payable on the fifteenth day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in [__________] 2007 (each, a "Payment Date") in an amount equal to the aggregate amount payable to Noteholders of Class A-3b Notes on such Payment Date from the Principal Payment Account in respect of principal on the Class A-3b Notes pursuant to
Section 3.1 of the Indenture, dated as of [_____], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). However, the entire unpaid principal amount of this Note will be due and payable on the earlier of the [_____] Payment Date (the "Class A-3b Final Scheduled Payment Date") or the Redemption Date pursuant to Section
10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which the Notes are declared to be immediately due and payable in the manner provided in
Section 5.2(a) of the Indenture. All principal payments on the Class A-3b Notes will be made ratably to the Noteholders entitled to such principal payments. Capitalized terms used but not otherwise defined in this Note are defined in
Article I of the Indenture, which also contains rules as to usage applicable to this Note.

     The Issuer will pay interest on this Note at a rate based on LIBOR determined in accordance with the terms of the Indenture which rate will not be less than LIBOR plus [_____]% on each Payment Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the previous Payment Date on which interest has been paid (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes") of the Issuer. Also authorized under the Indenture are the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B Notes, the Class C Notes and the Class D Notes. The Indenture and all indentures supplemental to the Indenture set forth the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.


                                     A-3b-2

     The Class A-3b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-3b Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than certain Swap Termination Payments) pursuant to the Interest Rate Swaps. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in Section 8.2 of the Indenture.

     Payments of interest on this Note on each Payment Date, together with any installment of principal to the extent not in full payment of this Note, will be made to the Registered Noteholder of this Note either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities for such wire transfer, if such Noteholder has provided to the Note Registrar appropriate written instructions at least 5 Business Days before such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on each Record Date. However, unless Definitive Notes have been issued to Note Owners, payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co., as nominee of the Clearing Agency or any successor nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date will be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note, whether or not noted on this Note. If funds are expected to be available for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Registered Noteholder of this Note as of the preceding Record Date by notice mailed or transmitted by facsimile before such Payment Date, and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer will pay interest on overdue installments of interest at the Class A-3b Note Interest Rate to the extent lawful.

     The Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face of this Note and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or


                                     A-3b-3
under the Indenture or any certificate or other writing delivered in connection with the Notes and the Indenture, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed.

     The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and do not represent any obligation or interest in any assets of the Depositor. Each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, acknowledges and agrees that it has no right, title or interest in or to any Other Assets of the Depositor. Notwithstanding the preceding sentence, if such Noteholder or Note Owner either
(i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.

     THIS SUBORDINATION AGREEMENT WILL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(a) OF THE BANKRUPTCY CODE.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State, and local income and franchise tax purposes, each Class of Notes, if beneficially owned by a Person other than Ford Credit, will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder or Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.

     The Indenture permits, with certain exceptions requiring the consent of all adversely affected Noteholders as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture by the Issuer


                                     A-3b-4
with the consent of the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Note Balance of the Notes Outstanding or of the Controlling Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note will be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth in the Indenture.

     THIS NOTE AND THE INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     No reference in this Note to the Indenture, and no provision of this Note or of the Indenture, will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency prescribed in this Note.

     Anything in this Note to the contrary notwithstanding, except as provided in the Basic Documents, none of The Bank of New York, in its individual capacity, U.S. Bank Trust National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance of this Note, agrees that, except as provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder has no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained in this Note will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     Unless the certificate of authentication on this Note has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.


                                     A-3b-5

     The Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Person, as of the date set forth below.

Date: [__________], 2007

                                        FORD CREDIT AUTO OWNER TRUST 2007-X

                                        By: U.S. BANK TRUST
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                            Responsible Person

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3b Notes designated above and referred to in the Indenture.

Date: [___________], 2007

                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Responsible Person


                                     A-3b-6

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


-------------------------------------
(name and address of assignee)

the within Note and all rights under said Note, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration of said, with full power of substitution in the premises.


Dated:
       ------------------------------   --------------------------------------*/
                                        Signature Guaranteed

                                        */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act.


                                     A-3b-7

                                                                    EXHIBIT A-4a

                             FORM OF CLASS A-4a NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

EACH NOTE OWNER, BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, IS DEEMED TO REPRESENT THAT ITS PURCHASE AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS NOTE.


                                     A-4a-1

REGISTERED                                                              $[_____]

No. R-1                                                   CUSIP NO. [__________]

                       FORD CREDIT AUTO OWNER TRUST 2007-X

                     CLASS A-4a [_____]% ASSET BACKED NOTES

     Ford Credit Auto Owner Trust 2007-X, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of [__________] DOLLARS payable on the fifteenth day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in [__________] 2007 (each, a "Payment Date") in an amount equal to the aggregate amount payable to Noteholders of Class A-4a Notes on such Payment Date from the Principal Payment Account in respect of principal on the Class A-4a Notes pursuant to Section 3.1 of the Indenture, dated as of [_____], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). However, the entire unpaid principal amount of this Note will be due and payable on the earlier of the [__________] Payment Date (the "Class A-4a Final Scheduled Payment Date") or the Redemption Date pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which the Notes are declared to be immediately due and payable in the manner provided in Section 5.2(a) of the Indenture. All principal payments on the Class A-4a Notes will be made ratably to the Noteholders entitled to such principal payments. Capitalized terms used but not otherwise defined in this Note are defined in Article I of the Indenture, which also contains rules as to usage applicable to this Note.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month preceding each Payment Date (or, in the case of the initial Payment Date, from and including the Closing
Date) to but excluding the 15th day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Class A-4a [__________]% Asset Backed Notes (the "Class A-4a Notes") of the Issuer. Also authorized under the Indenture are the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4b Notes, the Class B Notes, the Class C Notes and the Class D Notes. The Indenture and all indentures supplemental to the Indenture set forth the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.


                                     A-4a-2

     The Class A-4a Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-4a Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than certain Swap Termination Payments) pursuant to the Interest Rate Swaps. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in Section 8.2 of the Indenture.

     Payments of interest on this Note on each Payment Date, together with any installment of principal to the extent not in full payment of this Note, will be made to the Registered Noteholder of this Note either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities for such wire transfer, if such Noteholder has provided to the Note Registrar appropriate written instructions at least 5 Business Days before such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on each Record Date. However, unless Definitive Notes have been issued to Note Owners, payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co., as nominee of the Clearing Agency or any successor nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date will be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note, whether or not noted on this Note. If funds are expected to be available for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Registered Noteholder of this Note as of the preceding Record Date by notice mailed or transmitted by facsimile before such Payment Date, and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer will pay interest on overdue installments of interest at the Class A-4a Note Interest Rate to the extent lawful.

     The Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face of this Note and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or


                                     A-4a-3
under the Indenture or any certificate or other writing delivered in connection with the Notes and the Indenture, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed.

     The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and do not represent any obligation or interest in any assets of the Depositor. Each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, acknowledges and agrees that it has no right, title or interest in or to any Other Assets of the Depositor. Notwithstanding the preceding sentence, if such Noteholder or Note Owner either
(i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.

     THIS SUBORDINATION AGREEMENT WILL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(a) OF THE BANKRUPTCY CODE.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State, and local income and franchise tax purposes, each Class of Notes, if beneficially owned by a Person other than Ford Credit, will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder or Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.

     The Indenture permits, with certain exceptions requiring the consent of all adversely affected Noteholders as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture by the Issuer


                                     A-4a-4
with the consent of the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Note Balance of the Notes Outstanding or of the Controlling Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note will be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth in the Indenture.

     THIS NOTE AND THE INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     No reference in this Note to the Indenture, and no provision of this Note or of the Indenture, will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency prescribed in this Note.

     Anything in this Note to the contrary notwithstanding, except as provided in the Basic Documents, none of The Bank of New York, in its individual capacity, U.S. Bank Trust National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance of this Note, agrees that, except as provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder has no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained in this Note will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     Unless the certificate of authentication on this Note has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.


                                     A-4a-5

     The Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Person, as of the date set forth below.

Date: [__________], 2007

                                        FORD CREDIT AUTO OWNER TRUST 2007-X

                                        By: U.S. BANK TRUST
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                            Responsible Person

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-4a Notes designated above and referred to in the Indenture.

Date: [__________], 2007


                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Responsible Person


                                     A-4a-6

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


------------------------------------
(name and address of assignee)

the within Note and all rights under said Note, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration of said, with full power of substitution in the premises.


Dated:
       ------------------------------   --------------------------------------*/
                                        Signature Guaranteed

                                                                              */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act.


                                     A-4a-7

                                                                    EXHIBIT A-4b

                             FORM OF CLASS A-4b NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

EACH NOTE OWNER, BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, IS DEEMED TO REPRESENT THAT ITS PURCHASE AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS NOTE.


                                     A-4b-1

REGISTERED                                                              $[_____]

No. R-1                                                   CUSIP NO. [__________]

                       FORD CREDIT AUTO OWNER TRUST 2007-X

                   CLASS A-4b FLOATING RATE ASSET BACKED NOTES

     Ford Credit Auto Owner Trust 2007-X, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of [_____] DOLLARS payable on the fifteenth day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in [__________] 2007 (each, a "Payment Date") in an amount equal to the aggregate amount payable to Noteholders of Class A-4b Notes on such Payment Date from the Principal Payment Account in respect of principal on the Class A-4b Notes pursuant to
Section 3.1 of the Indenture, dated as of [_____], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). However, the entire unpaid principal amount of this Note will be due and payable on the earlier of the [__________] Payment Date (the "Class A-4b Final Scheduled Payment Date") or the Redemption Date pursuant to
Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which the Notes are declared to be immediately due and payable in the manner provided in
Section 5.2(a) of the Indenture. All principal payments on the Class A-4b Notes will be made ratably to the Noteholders entitled to such principal payments. Capitalized terms used but not otherwise defined in this Note are defined in
Article I of the Indenture, which also contains rules as to usage applicable to this Note.

     The Issuer will pay interest on this Note at a rate based on LIBOR determined in accordance with the terms of the Indenture which rate will not be less than LIBOR plus [_____]% on each Payment Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the previous Payment Date on which interest has been paid (or, in the case of the initial Payment Date, from and including the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes") of the Issuer. Also authorized under the Indenture are the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class B Notes, the Class C Notes and the Class D Notes. The Indenture and all indentures supplemental


                                     A-4b-2
to the Indenture set forth the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class A-4b Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A-4b Notes are subordinated to the rights of the Swap Counterparties to receive payments (other than certain Swap Termination Payments) pursuant to the Interest Rate Swaps. Interest on and principal of the Notes will be payable in accordance with the priority of payments set forth in Section 8.2 of the Indenture.

     Payments of interest on this Note on each Payment Date, together with any installment of principal to the extent not in full payment of this Note, will be made to the Registered Noteholder of this Note either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities for such wire transfer, if such Noteholder has provided to the Note Registrar appropriate written instructions at least 5 Business Days before such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on each Record Date. However, unless Definitive Notes have been issued to Note Owners, payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co., as nominee of the Clearing Agency or any successor nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date will be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note, whether or not noted on this Note. If funds are expected to be available for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Registered Noteholder of this Note as of the preceding Record Date by notice mailed or transmitted by facsimile before such Payment Date, and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer will pay interest on overdue installments of interest at the Class A-4b Note Interest Rate to the extent lawful.

     The Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face of this Note and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.


                                     A-4b-3

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection with the Notes and the Indenture, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed.

     The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and do not represent any obligation or interest in any assets of the Depositor. Each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, acknowledges and agrees that it has no right, title or interest in or to any Other Assets of the Depositor. Notwithstanding the preceding sentence, if such Noteholder or Note Owner either
(i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.

     THIS SUBORDINATION AGREEMENT WILL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(a) OF THE BANKRUPTCY CODE.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State, and local income and franchise tax purposes, each Class of Notes, if beneficially owned by a Person other than Ford Credit, will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder or Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.


                                     A-4b-4

     The Indenture permits, with certain exceptions requiring the consent of all adversely affected Noteholders as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Note Balance of the Notes Outstanding or of the Controlling Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note will be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth in the Indenture.

     THIS NOTE AND THE INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     No reference in this Note to the Indenture, and no provision of this Note or of the Indenture, will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency prescribed in this Note.

     Anything in this Note to the contrary notwithstanding, except as provided in the Basic Documents, none of The Bank of New York, in its individual capacity, U.S. Bank Trust National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance of this Note, agrees that, except as provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder has no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained in this Note will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     Unless the certificate of authentication on this Note has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.


                                     A-4b-5

     The Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Person, as of the date set forth below.

Date: [__________], 2007

                                        FORD CREDIT AUTO OWNER TRUST 2007-X

                                        By: U.S. BANK TRUST
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                            Responsible Person

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-4b Notes designated above and referred to in the Indenture.

Date: [__________], 2007


                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Responsible Person


                                     A-4b-6

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


-------------------------------------
(name and address of assignee)

the within Note and all rights under said Note, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration of said, with full power of substitution in the premises.


Dated:
       ------------------------------   --------------------------------------*/
                                        Signature Guaranteed

                                                                              */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act.


                                     A-4b-7

                                                                       EXHIBIT B

                              FORM OF CLASS B NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

EACH NOTE OWNER, BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, IS DEEMED TO REPRESENT THAT ITS PURCHASE AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS NOTE.

REGISTERED                                                              $[_____]

No. R-1                                                   CUSIP NO. [__________]

                       FORD CREDIT AUTO OWNER TRUST 2007-X

                       Class B [_____]% ASSET BACKED NOTES

     Ford Credit Auto Owner Trust 2007-X, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of [______] DOLLARS payable on the fifteenth day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in [__________] 2007 (each, a "Payment Date") in an amount equal to the aggregate amount payable to Noteholders of Class B Notes on such Payment Date from the Principal Payment Account in respect of principal on the Class B Notes pursuant to Section 3.1 of the Indenture, dated as of [_____], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). However, the entire unpaid principal amount of this Note will be due and payable on the earlier of the [__________] Payment Date (the "Class B Final Scheduled Payment Date") or the Redemption Date pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which the Notes are declared to be immediately due and payable in the manner provided in Section 5.2(a) of the Indenture. All principal payments on the Class B Notes will be made ratably to the Noteholders entitled to such principal payments. Capitalized terms used but not otherwise defined in this Note are defined in Article I of the Indenture, which also contains rules as to usage applicable to this Note.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month preceding each Payment Date (or, in the case of the initial Payment Date, from and including the Closing
Date) to but excluding the 15th day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Class B [_____]% Asset Backed Notes (the "Class B Notes") of the Issuer. Also authorized under the Indenture are the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class C Notes and the Class D Notes. The Indenture and all indentures supplemental to the Indenture set forth the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class B Notes are and will be equally and ratably secured by the collateral pledged as security therefore as provided in the Indenture. The Class B Notes are subordinated in right of payment to the Class A Notes and to certain amounts payable to the Swap Counterparties pursuant to the Interest Rate Swaps as and to the extent provided in the Indenture.

     Payments of interest on this Note on each Payment Date, together with any installment of principal to the extent not in full payment of this Note, will be made to the Registered Noteholder of this Note either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities for such wire transfer, if such Noteholder has provided to the Note Registrar appropriate written instructions at least 5 Business Days before such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on each Record Date. However, unless Definitive Notes have been issued to Note Owners, payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co., as nominee of the Clearing Agency or any successor nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date will be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note, whether or not noted on this Note. If funds are expected to be available for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Registered Noteholder of this Note as of the preceding Record Date by notice mailed or transmitted by facsimile before such Payment Date, and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer will pay interest on overdue installments of interest at the Class B Note Interest Rate to the extent lawful.

     The Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face of this Note and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection with the Notes and the Indenture, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed.

     The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and will not represent any obligation or interest in any assets of the Depositor other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, acknowledges and agrees that it has no right, title or interest in or to any Other Assets of the Depositor. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.

     THIS SUBORDINATION AGREEMENT WILL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(a) OF THE BANKRUPTCY CODE.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State, and local income and franchise tax purposes, each Class of Notes, if beneficially owned by a Person other than Ford Credit, will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder or Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.

     The Indenture permits, with certain exceptions requiring the consent of all adversely affected Noteholders as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Note Balance of the Notes Outstanding or of the Controlling Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note will be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth in the Indenture.

     THIS NOTE AND THE INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     No reference in this Note to the Indenture, and no provision of this Note or of the Indenture, will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency prescribed in this Note.

     Anything in this Note to the contrary notwithstanding, except as provided in the Basic Documents, none of The Bank of New York, in its individual capacity, U.S. Bank Trust National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance of this Note, agrees that, except as provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder has no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained in this Note will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     Unless the certificate of authentication on this Note has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

     The Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Person, as of the date set forth below.

Date: [__________], 2007

                                        FORD CREDIT AUTO OWNER TRUST 2007-X

                                        By: U.S. BANK TRUST
                                            NATIONAL ASSOCIATION,
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                            Responsible Person

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes designated above and referred to in the Indenture.

Date: [__________], 2007


                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Responsible Person

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

-------------------------------------
(name and address of assignee)

the within Note and all rights under said Note, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration of said, with full power of substitution in the premises.


Dated:
       ------------------------------   --------------------------------------*/
                                        Signature Guaranteed

                                                                              */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act.

                                                                       EXHIBIT C

                              FORM OF CLASS C NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

EACH NOTE OWNER, BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, IS DEEMED TO REPRESENT THAT ITS PURCHASE AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS NOTE.

REGISTERED                                                              $[_____]

No. R-1                                                   CUSIP NO. [__________]

                       FORD CREDIT AUTO OWNER TRUST 2007-X

                       CLASS C [_____]% ASSET BACKED NOTES

     Ford Credit Auto Owner Trust 2007-X, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of [__________] DOLLARS payable on the fifteenth day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in [__________] 2007 (each, a "Payment Date") in an amount equal to the aggregate amount payable to Noteholders of Class C Notes on such Payment Date from the Principal Payment Account in respect of principal on the Class C Notes pursuant to Section 3.1 of the Indenture, dated as of [__________], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). However, the entire unpaid principal amount of this Note will be due and payable on the earlier of the [__________] Payment Date (the "Class C Final Scheduled Payment Date") or the Redemption Date pursuant to
Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which the Notes are declared to be immediately due and payable in the manner provided in
Section 5.2(a) of the Indenture. All principal payments on the Class C Notes will be made ratably to the Noteholders entitled to such principal payments. Capitalized terms used but not otherwise defined in this Note are defined in
Article I of the Indenture, which also contains rules as to usage applicable to this Note.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month preceding each Payment Date (or, in the case of the initial Payment Date, from and including the Closing
Date) to but excluding the 15th day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Class C [_____]% Asset Backed Notes (the "Class C Notes") of the Issuer. Also authorized under the Indenture are the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B Notes and the Class D Notes. The Indenture and all indentures supplemental to the Indenture set forth the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class C Notes are and will be equally and ratably secured by the collateral pledged as security therefore as provided in the Indenture. The Class C Notes are subordinated in right of payment to the Class A Notes, the Class B Notes and to certain amounts payable to the Swap Counterparties pursuant to the Interest Rate Swaps as and to the extent provided in the Indenture.

     Payments of interest on this Note on each Payment Date, together with any installment of principal to the extent not in full payment of this Note, will be made to the Registered Noteholder of this Note either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities for such wire transfer, if such Noteholder has provided to the Note Registrar appropriate written instructions at least 5 Business Days before such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on each Record Date. However, unless Definitive Notes have been issued to Note Owners, payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co., as nominee of the Clearing Agency or any successor nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date will be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note, whether or not noted on this Note. If funds are expected to be available for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Registered Noteholder of this Note as of the preceding Record Date by notice mailed or transmitted by facsimile before such Payment Date, and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer will pay interest on overdue installments of interest at the Class C Note Interest Rate to the extent lawful.

     The Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     The transfer of this Note is subject to the restrictions on transfer specified on the face of this Note and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection with the Notes and the Indenture, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed.

     The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and will not represent any obligation or interest in any assets of the Depositor other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, acknowledges and agrees that it has no right, title or interest in or to any Other Assets of the Depositor. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.

     THIS SUBORDINATION AGREEMENT WILL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(a) OF THE BANKRUPTCY CODE.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State, and local income and franchise tax purposes, each Class of Notes, if beneficially owned by a Person other than Ford Credit, will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder or Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.

     The Indenture permits, with certain exceptions requiring the consent of all adversely affected Noteholders as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Note Balance of the Notes Outstanding or of the Controlling Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note will be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth in the Indenture.

     THIS NOTE AND THE INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     No reference in this Note to the Indenture, and no provision of this Note or of the Indenture, will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency prescribed in this Note.

     Anything in this Note to the contrary notwithstanding, except as provided in the Basic Documents, none of The Bank of New York, in its individual capacity, U.S. Bank Trust National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance of this Note, agrees that, except as provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder has no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained in this Note will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     Unless the certificate of authentication on this Note has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

     The Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Person, as of the date set forth below.

Date: [__________], 2007

                                        FORD CREDIT AUTO OWNER TRUST 2007-X

                                        By: U.S. BANK TRUST NATIONAL ASSOCIATION
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                            Responsible Person

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes designated above and referred to in the Indenture.

Date: [__________], 2007

                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Responsible Person

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------
(name and address of assignee)

the within Note and all rights under said Note, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration of said, with full power of substitution in the premises.


Dated:
       ------------------               --------------------------------------*/
                                        Signature Guaranteed

                                        */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act.

                                                                       EXHIBIT D

                              FORM OF CLASS D NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER OF THIS NOTE, CEDE & CO., HAS AN INTEREST IN THIS NOTE.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER OF THIS NOTE, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE ISSUER AND THE DEPOSITOR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A U.S. PERSON, AS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO THE RECEIPT BY THE ISSUER, THE DEPOSITOR AND THE NOTE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT E TO THE INDENTURE, WITH SUCH CHANGES IN SUCH LETTER AS MAY BE APPROVED BY THE DEPOSITOR, OR (II) TO THE DEPOSITOR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF THE STATES OF THE UNITED STATES.

IN ADDITION, EACH HOLDER REPRESENTS THAT IT IS EITHER: (A) NOT, AND EACH ACCOUNT (IF ANY) FOR WHICH IT IS PURCHASING THE CLASS D NOTES IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) SUBJECT TO TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(E)(1) OF THE CODE SUBJECT TO SECTION 4975 OF THE CODE, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. SECTION 2510.3-101 (THE "PLAN ASSETS REGULATION") OR OTHERWISE UNDER ERISA, WITH EACH OF (I) THROUGH (III) IN THIS SUBSECTION (A) BEING A "BENEFIT PLAN INVESTOR" OR (B) AN INSURANCE COMPANY ACTING ON BEHALF OF A GENERAL ACCOUNT AND (I) ON THE DATE OF PURCHASE LESS THAN 25% (OR SUCH LESSER PERCENTAGE AS MAY BE DETERMINED BY THE

DEPOSITOR) OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY
IT) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA AND SECTION 4975 OF THE CODE, (II) THE PURCHASE AND HOLDING OF SUCH CLASS D NOTES ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER SECTION (I) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (III) THE PURCHASER AGREES THAT IF, AFTER THE PURCHASER'S INITIAL ACQUISITION OF THE CLASS D NOTES, AT ANY TIME DURING ANY CALENDAR QUARTER 25% (OR SUCH LESSER PERCENTAGE AS MAY BE DETERMINED BY THE DEPOSITOR) OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY IT NO LESS FREQUENTLY THAN EACH CALENDAR QUARTER) CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND THE DEPOSITOR SO REQUESTS, IT WILL DISPOSE OF ALL CLASS D NOTES THEN HELD IN ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER AND (IV) IS NOT A PERSON, OTHER THAN A BENEFIT PLAN INVESTOR, WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE ISSUER OR ANY PERSON WHO PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS OR ANY AFFILIATE (AS DEFINED IN THE PLAN ASSETS REGULATION) OF SUCH PERSON.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH IN THIS NOTE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE OF THIS NOTE.

REGISTERED                                                              $[_____]

No. R-1                                                   CUSIP NO. [__________]

                       FORD CREDIT AUTO OWNER TRUST 2007-X

                       CLASS D [_____]% ASSET BACKED NOTES

     Ford Credit Auto Owner Trust 2007-X, a statutory trust organized under the laws of the State of Delaware (the "Issuer"), for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of [__________] DOLLARS payable on the fifteenth day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing in [__________] 2007 (each, a "Payment Date") in an amount equal to the aggregate amount payable to Noteholders of Class D Notes on such Payment Date from the Principal Payment Account in respect of principal on the Class D Notes pursuant to Section 3.1 of the Indenture, dated as of [__________], 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). However, the entire unpaid principal amount of this Note will be due and payable on the earlier of the [__________] Payment Date (the "Class D Final Scheduled Payment Date") or the Redemption Date pursuant to
Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which the Notes are declared to be immediately due and payable in the manner provided in
Section 5.2(a) of the Indenture. All principal payments on the Class D Notes will be made ratably to the Noteholders entitled to such principal payments. Capitalized terms used but not otherwise defined in this Note are defined in
Article I of the Indenture, which also contains rules as to usage applicable to this Note.

     The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month preceding each Payment Date (or, in the case of the initial Payment Date, from and including the Closing
Date) to but excluding the 15th day of the following calendar month. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     This Note is one of a duly authorized issue of Class D [_____]% Asset Backed Notes (the "Class D Notes") of the Issuer. Also authorized under the Indenture are the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B Notes and the Class C Notes. The Indenture and all indentures supplemental to the Indenture set forth the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

     The Class D Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class D Notes are subordinated in right of payment to the Class A Notes, the Class B Notes, the Class C Notes and to certain amounts payable to the Swap Counterparties pursuant to the Interest Rate Swaps as and to the extent provided in the Indenture.

     Payments of interest on this Note on each Payment Date, together with any installment of principal to the extent not in full payment of this Note, will be made to the Registered Noteholder of this Note either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities for such wire transfer, if such Noteholder has provided to the Note Registrar appropriate written instructions at least 5 Business Days before such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first class mail, postage prepaid, to such Registered Noteholder's address as it appears on the Note Register on each Record Date. However, unless Definitive Notes have been issued to Note Owners, payment will be made by wire transfer in immediately available funds to the account designated by Cede & Co., as nominee of the Clearing Agency or any successor nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date will be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note, whether or not noted on this Note. If funds are expected to be available for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Registered Noteholder of this Note as of the preceding Record Date by notice mailed or transmitted by facsimile before such Payment Date, and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer will pay interest on overdue installments of interest at the Class D Note Interest Rate to the extent lawful.

     The Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

     In addition, the Class D Notes may not be acquired by or on behalf of a Person other than a person who is (A) a citizen or resident of the United States, (B) a corporation or partnership organized in or under the laws of the United States or any State thereof (including the District of Columbia), (C) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (D) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more persons described in clause (A), (B), (C) or (E) of this paragraph has the authority to control all substantial decisions of the trust or (E) a person not described in clauses (A) through (D) of this paragraph whose ownership of the Class D Notes is effectively connected with such persons conduct of a trade or business within the United States (within the meaning of the Code) and who provides the Issuer and the Depositor with an IRS Form W-8ECI (and such other certifications, representations, or opinions of counsel as may be requested by the Issuer or the Depositor).

     The transfer of this Note is subject to the restrictions on transfer specified on the face of this Note and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder of this Note or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay an amount sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection with the Notes and the Indenture, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any holder of a beneficial interest in the Issuer, (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee, each in its individual capacity, or (iv) any holder of a beneficial interest in the Owner Trustee or the Indenture Trustee, each in its individual capacity, except as any such Person may have agreed.

     The obligations of the Issuer under the Indenture are solely the obligations of the Issuer and will not represent any obligation or interest in any assets of the Depositor other than the Trust Property conveyed to the Issuer pursuant to Article II of the Sale and Servicing Agreement. Each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, acknowledges and agrees that it has no right, title or interest in or to any Other Assets of the Depositor. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, such Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.

     THIS SUBORDINATION AGREEMENT WILL BE DEEMED A SUBORDINATION AGREEMENT WITHIN THE MEANING OF SECTION 510(a) OF THE BANKRUPTCY CODE.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State, and local income and franchise tax purposes, each Class of Notes, if beneficially owned by a Person other than Ford Credit, will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder or Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     With respect to any date of determination, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as of such date as the owner of such Note for the purpose of receiving payments of principal of and any interest on such Note and for all other purposes, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee will recognize notice to the contrary.

     The Indenture permits, with certain exceptions requiring the consent of all adversely affected Noteholders as provided in the Indenture, the amendment of the Indenture and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture by the Issuer with the consent of the Noteholders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders provided certain conditions are satisfied. In addition, the Indenture contains provisions permitting the Noteholders of Notes evidencing specified percentages of the Note Balance of the Notes Outstanding or of the Controlling Class, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note will be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer of this Note or in exchange of this Note or in lieu of this Note whether or not notation of such consent or waiver is made upon this Note.

     The term "Issuer", as used in this Note, includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth in the Indenture.

     THIS NOTE AND THE INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     No reference in this Note to the Indenture, and no provision of this Note or of the Indenture, will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency prescribed in this Note.

     Anything in this Note to the contrary notwithstanding, except as provided in the Basic Documents, none of The Bank of New York, in its individual capacity, U.S. Bank Trust National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance of this Note, agrees that, except as provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder has no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained in this Note will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

     Unless the certificate of authentication on this Note has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

     The Issuer has caused this instrument to be signed, manually or in facsimile, by its Responsible Person, as of the date set forth below.

Date: [__________], 2007

                                        FORD CREDIT AUTO OWNER TRUST 2007-X

                                        By: U.S. BANK TRUST NATIONAL ASSOCIATION
                                            not in its individual capacity but
                                            solely as Owner Trustee of Ford
                                            Credit Auto Owner Trust 2007-X


                                        By:
                                            ------------------------------------
                                            Responsible Person

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class D Notes designated above and referred to in the Indenture.

Date: [__________], 2007

                                        THE BANK OF NEW YORK,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Responsible Person

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

------------------------------------
(name and address of assignee)

the within Note and all rights under said Note, and hereby irrevocably constitutes and appoints _________________, attorney, to transfer said Note on the books kept for registration of said, with full power of substitution in the premises.


Dated:
       ------------------               --------------------------------------*/
                                        Signature Guaranteed

                                        */

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, the Securities Transfer Agents Medallion Program, all in accordance with the Exchange Act.

                                                                       EXHIBIT E

                            FORM OF INVESTMENT LETTER
                                  CLASS D NOTES

                                                              [__________], 2007

Ford Credit Auto Owner Trust 2007-X, as Issuer
The Bank of New York, as Indenture Trustee and Note Registrar
101 Barclay Street, Floor 4 West, New York, New York 10286
Attention: Structured Finance Services-Asset Backed Securities,
           Ford Credit Auto Owner Trust Series 2007-X

Ford Credit Auto Receivables Two LLC
c/o Ford Motor Credit Company LLC
c/o Ford Motor Company
World Headquarters
One American Road, Suite 801-C1
Dearborn, Michigan 48126
Attention: Ford Credit SPE Management Office

     Re: Ford Credit Auto Owner Trust 2007-X
         Class D [_____]% Asset Backed Notes

Ladies and Gentlemen:

     In connection with our proposed purchase of the Class D [_____]% Asset Backed Notes (the "Class D Notes") of Ford Credit Auto Owner Trust 2007-X (the "Issuer"), a trust formed by Ford Credit Auto Receivables Two LLC (the "Depositor"), we confirm that:

(1) We agree not to sell, transfer, assign, participate, pledge or otherwise dispose of any Class D Note or any interest or participation in such Class D Notes (any such act, a "Class D Note Transfer"), except in compliance with the offering memorandum dated as of [__________], the Securities Act of 1933, as amended (the "Securities Act"), and the restrictions and conditions in the legend on the face of the Class D Notes.

(2) We understand that the Class D Notes have not been and will not be registered under the Securities Act or any state securities or blue sky law.

(3) We understand that offers of the Class D Notes or any interest or participation in the Class D Notes or Class D Note Transfers are only permitted if made in compliance with the Securities Act and other applicable laws and only to a person that the holder reasonably believes is a "qualified institutional buyer" (a "QIB") within the meaning of Rule 144A under the Securities Act.

(4) We acknowledge that neither the Issuer nor any person representing the Issuer has made any representation to us with respect to the Issuer or the offering or sale of any Class D Notes, other than the information contained in the offering memorandum.

(5) We are purchasing the Class D Notes for our own account or for one or more investor accounts for which we are acting as fiduciary or agent, in each case for investment, and not with a view to offer, transfer, assign, participate, pledge or otherwise dispose of such Class D Notes in connection with any distribution of such Class D Notes that would violate the Securities Act.

(6)  We either:

     (a) are not, and each account (if any) for which we are purchasing the Class D Notes is not (i) an employee benefit plan (as defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended ("ERISA")) subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") subject to Section 4975 of the Code, or (iii) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101 (the "Plan Assets Regulation") or otherwise under ERISA), with each of (i) through (iii) in this subsection (a) being a "Benefit Plan Investor," or

     (b) are an insurance company acting on behalf of a general account and (i) on the date of this investment letter less than 25% of the assets of such general account (as reasonably determined by us) constitute "plan assets" for purposes of Title I of ERISA and Section 4975 of the Code, (ii) the purchase and holding of such Class D Notes are eligible for exemptive relief under Section (I) of Prohibited Transaction Class Exemption 95-60,
     (iii) we agree that if, after the our initial acquisition of the Class D Notes, at any time during any calendar quarter 25% or more of the assets of such general account (as reasonably determined by us no less frequently than each calendar quarter) constitute "plan assets" for purposes of Title I of ERISA or Section 4975 of the Code and the Depositor so requests, we will dispose of all Class D Notes then held in our general account by the end of the next following calendar quarter and (iv) not a person, other than a Benefit Plan Investor, who has discretionary authority or control with respect to the assets of the Issuer or any person who provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate (as defined in the Plan Assets Regulation) of such person.

(7) We understand that no subsequent Class D Note Transfer is permitted unless we cause our proposed transferee to provide to the Issuer, the Note Registrar and the

     Initial Purchaser a letter substantially in the form of this letter, or such other written statement as the Depositor shall prescribe.

(8) We understand that any purported Class D Note Transfer in contravention of any of the restrictions and conditions described above will be void, and the purported transferee in a void Class D Note Transfer will not be recognized by the Issuer or any other person as a Class D Noteholder for any purpose.

(9) We agree to treat the Class D Notes as indebtedness for applicable federal, state and local income and franchise tax law purposes and for purposes of any other tax imposed on, or measured by, income.

(10) We acknowledge that the Depositor and the Issuer rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it will promptly notify the Depositor and the Issuer.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        [__________]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Securities To Be Purchased:
$[__________]- principal amount of Class D Notes

                                                                      SCHEDULE A

                             Schedule of Receivables

           Delivered on CD Rom to the Indenture Trustee at the Closing